UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2019

WESTERN ASSET

MANAGED MUNICIPALS FUND

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and preservation of capital.*

*

Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Managed Municipals Fund for the twelve-month reporting period ended February 28, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 29, 2019

II	Western Asset Managed Municipals Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended February 28, 2019 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.2%. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Third quarter 2018 GDP growth was 3.4%. Finally, the U.S. Department of Commerce’s final reading for fourth quarter 2018 GDP growth, released after the reporting period ended, was 2.2%. Moderating growth in the fourth quarter of 2018 was attributed to decelerations in private inventory investment, personal consumption expenditures (“PCE”) and federal government spending, along with a downturn in state and local government spending. These factors were partly offset by an upturn in exports and an acceleration in nonresidential fixed investment. Furthermore, imports increased less in the fourth quarter than in the third quarter of 2018.

Job growth in the U.S. was solid overall and provided a tailwind for the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on February 28, 2019, the unemployment rate was 3.8%, versus 4.1% when the period began. The percentage of longer-term unemployed moved modestly higher during the reporting period. In February 2019, 20.4% of Americans looking for a job had been out of work for more than six months, versus 20.3% when the period began.

The Federal Reserve Board (the “Fed”)ii raised interest rates four times during the reporting period and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiii at its meetings that ended on March 21, 2018 (to a range between 1.50% and 1.75%), June 13, 2018 (to a range between 1.75% and 2.00%), September 26, 2018 (to a range between 2.00% and 2.25%) and December 19, 2018 (to a range between 2.25% and 2.50%). However, at its meeting that concluded on January 30, 2019, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate ….” Finally, at its meeting that concluded on March 20, 2019 — after the reporting period ended — most Federal Open Market Committee (“FOMC”)iv members indicated that they did not feel additional rate hikes would be needed in 2019.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 29, 2019

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Managed Municipals Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Open Market Committee (“FOMC”) is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

IV	Western Asset Managed Municipals Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital. We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities we believe will benefit from anticipated changes in market conditions.

Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax, but which may be subject to the federal alternative minimum tax (“AMT”). Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

The Fund normally invests in intermediate-term and long-term municipal securities that have remaining maturities from one to more than thirty years at the time of purchase. The Fund focuses on investment grade bonds (that is, securities rated in the Baa/ BBB categories or above or, if unrated, securities we determined to be of comparable quality), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds). The Fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes. The Fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing.

At Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Western Asset Managed Municipals Fund 2019 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted positive results over the twelve-month reporting period ended February 28, 2019. Spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including overall solid economic growth in the U.S., moderating growth overseas, four interest rate hikes by the Federal Reserve Board (the “Fed”)ii, concerns over a global trade war, geopolitical issues and a partial shutdown of the U.S. government.

Short-term U.S. Treasury yields moved higher, whereas long-term U.S. Treasury yields declined and the yield curveiii flattened during the reporting period. The yield for the two-year Treasury note began the reporting period at 2.25% and ended the period at 2.52%. The low for the period was 2.22% on March 1, 2018 and the high for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.87% and ended the period at 2.73%. The low for the period of 2.56% occurred on January 3, 2019 and the peak for the period of 3.24% took place on November 8, 2018.

The municipal bond market outperformed its taxable bond counterpart during the reporting period. Over that time, the Bloomberg Barclays Municipal Bond Indexiv and the Bloomberg Barclays U.S. Aggregate Indexv returned 4.13% and 3.17%, respectively. The tax-free market was supported by generally solid fundamentals and solid demand, along with moderating new supply.

Q. How did we respond to these changing market conditions?

A. There were several adjustments made to the Fund’s portfolio during the reporting period. The Fund’s allocation to Pre-Refundedvi securities was reduced, both through sales and as certain issues matured. A portion of these proceeds were used to increase the Fund’s allocation to the Industrial Revenue sector, where we saw more attractive opportunities. Elsewhere, we pared the Fund’s allocation to the Education sector, as we saw limited upside potential versus potential downside risks. We increased the Fund’s duration, but it remained shorter than that of the benchmark during the reporting period.

We employed the use of U.S. Treasury futures during the reporting period to manage duration. This strategy modestly contributed to the Fund’s performance.

Performance review

For the twelve months ended February 28, 2019, Class A shares of Western Asset Managed Municipals Fund, excluding sales charges, returned 2.99%. The Fund’s unmanaged benchmark, the Bloomberg Barclays Municipal Bond Index, returned 4.13% for the same period. The Lipper General & Insured Municipal Debt Funds Category Average1 returned 3.42% over the same time frame.

Certain investors may be subject to the AMT, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended February 28, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 261 funds in the Fund’s Lipper category, and excluding sales charges, if any.

2	Western Asset Managed Municipals Fund 2019 Annual Report

Performance Snapshot as of February 28, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Managed Municipals Fund:
Class 1[1]	1.53%	3.19%
Class A	1.45%	2.99%
Class C	1.18%	2.43%
Class I	1.53%	3.21%
Class IS	1.63%	N/A
Bloomberg Barclays Municipal Bond Index	2.34%	4.13%
Lipper General & Insured Municipal Debt Funds Category Average[2]	1.71%	3.42%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended February 28, 2019 for Class 1, Class A, Class C, Class I and Class IS shares were 2.37%, 2.12%, 1.68%, 2.37% and 2.41%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class IS shares would have been 2.40%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 29, 2018, the gross total annual fund operating expense ratios for Class 1, Class A, Class C, Class I and Class IS shares were 0.56%, 0.68%, 1.24%, 0.55% and 0.48%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its positioning in a number of sectors. In particular, security selection in the Special Tax Obligation, Industrial Revenue and Education sectors was beneficial for results.

[1]

The Fund’s Class 1 shares are closed to all purchases and incoming exchanges. Investors owning Class 1 shares of the Fund may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 28, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 275 funds for the six-month period and among the 261 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Managed Municipals Fund 2019 Annual Report	3

Fund overview (cont’d)

From a credit quality perspective, the Fund maintained a modest out-of-benchmark allocation to below investment-grade securities. This was positive for returns, as lower quality securities outperformed their higher rated counterparts during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance was duration positioning. Having a shorter duration than that of the benchmark was not rewarded as longer-term rates declined over the reporting period.

Security selection in the Transportation and Water & Sewer sectors was also a headwind for performance, as was an underweight to State General Obligation bonds.

Thank you for your investment in Western Asset Managed Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 20, 2019

RISKS: The Fund’s fixed income investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, thereby reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties, public perceptions, and other factors. Lower rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher rated obligations. Investing in securities issued by investment companies, including exchange-traded funds (“ETFs”), involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Managed Municipals Fund 2019 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

Western Asset Managed Municipals Fund 2019 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of February 28, 2019 and February 28, 2018 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Managed Municipals Fund 2019 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2018 and held for the six months ended February 28, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	1.53%	$1,000.00	$1,015.30	0.54%	$2.70	Class 1	5.00%	$1,000.00	$1,022.12	0.54%	$2.71
Class A	1.45	1,000.00	1,014.50	0.69	3.45	Class A	5.00	1,000.00	1,021.37	0.69	3.46
Class C	1.18	1,000.00	1,011.80	1.24	6.19	Class C	5.00	1,000.00	1,018.65	1.24	6.21
Class I	1.53	1,000.00	1,015.30	0.55	2.75	Class I	5.00	1,000.00	1,022.07	0.55	2.76
Class IS	1.63	1,000.00	1,016.30	0.48	2.40	Class IS	5.00	1,000.00	1,022.41	0.48	2.41

Western Asset Managed Municipals Fund 2019 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended February 28, 2019 (unaudited).

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

8	Western Asset Managed Municipals Fund 2019 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class C	Class I	Class IS‡
Twelve Months Ended 2/28/19	3.19%	2.99%	2.43%	3.21%	N/A
Five Years Ended 2/28/19	3.50	3.39	2.79	3.50	N/A
Ten Years Ended 2/28/19	5.35	5.23	4.64	5.36	N/A
Inception* through 2/28/19	—	—	—	—	3.15%

With sales charges[2]	Class 1	Class A	Class C	Class I	Class IS‡
Twelve Months Ended 2/28/19	3.19%	-1.38%	1.44%	3.21%	N/A
Five Years Ended 2/28/19	3.50	2.50	2.79	3.50	N/A
Ten Years Ended 2/28/19	5.35	4.77	4.64	5.36	N/A
Inception* through 2/28/19	—	—	—	—	3.15%

Cumulative total returns
Without sales charges[1]
Class 1 (2/28/09 through 2/28/19)	68.43%
Class A (2/28/09 through 2/28/19)	66.46
Class C (2/28/09 through 2/28/19)	57.36
Class I (2/28/09 through 2/28/19)	68.50
Class IS (Inception date of 3/16/18 through 2/28/19)	3.15

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

‡	Not annualized.

*	Inception dates for Class 1, A, C, I and IS shares are September 12, 2000, March 4, 1981, November 9, 1994, April 4, 1995 and March 16, 2018, respectively.

Western Asset Managed Municipals Fund 2019 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Managed Municipals Fund vs. Bloomberg Barclays Municipal Bond Index and Lipper General & Insured Municipal Debt Funds Category Average† — February 2009 - February 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Managed Municipals Fund on February 28, 2009, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2019. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Category Average. The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper General & Insured Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Managed Municipals Fund 2019 Annual Report

Spread duration (unaudited)

Economic exposure — February 28, 2019

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Municipal Bond Index

WA Managed Muni	— Western Asset Managed Municipals Fund

Western Asset Managed Municipals Fund 2019 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — February 28, 2019

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Municipal Bond Index

WA Managed Muni	— Western Asset Managed Municipals Fund

12	Western Asset Managed Municipals Fund 2019 Annual Report

Schedule of investments

February 28, 2019

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 98.9%
Alabama — 2.7%
Birmingham, AL, Commercial Development Authority Revenue:
Civic Center Improvements Project, Series A, GTD	5.000%	4/1/24	$1,770,000	$1,856,181
Civic Center Improvements Project, Series A, GTD	5.000%	4/1/25	1,970,000	2,065,919
Civic Center Improvements Project, Series A, GTD	5.000%	4/1/26	1,700,000	1,782,773
Civic Center Improvements Project, Series A, GTD	5.000%	4/1/27	1,500,000	1,573,035
Civic Center Improvements Project, Series A, GTD	5.000%	4/1/28	1,700,000	1,782,501
Civic Center Improvements Project, Series A, GTD	5.250%	4/1/29	1,750,000	1,841,683
Birmingham, AL, Special Care Facilities Financing Authority, Health Care Facility Revenue, Children’s Hospital, AGC	6.000%	6/1/39	4,000,000	4,041,720	(a)
Jefferson County, AL, Sewer Revenue:
Convertible CAB, Subordinated Lien, Warrants, Step bond, (0.000% until 10/1/23; 7.750%)	0.000%	10/1/46	2,000,000	1,760,240
Convertible CAB, Subordinated Lien, Warrants, Step bond, (0.000% until 10/1/23; 7.900%)	0.000%	10/1/50	69,910,000	61,434,112
Senior Lien, Warrants, Series A, AGM	5.500%	10/1/53	7,200,000	7,937,064
Subordinated Lien, Warrants, Series D	6.000%	10/1/42	16,030,000	18,329,824
Subordinated Lien, Warrants, Series D	6.500%	10/1/53	12,300,000	14,407,974
Southeast Alabama Gas Supply District, Gas Supply Revenue, Project #1, Series A	4.000%	4/1/24	5,500,000	5,799,805	(b)(c)
Total Alabama				124,612,831
Alaska — 0.2%
Alaska State Housing Finance Corp. Revenue, State Capital Project II	5.000%	12/1/27	315,000	343,394
Valdez, AK, Marine Terminal Revenue, BP Pipelines Inc. Project, Series C, Refunding	5.000%	1/1/21	10,000,000	10,555,100
Total Alaska				10,898,494
Arizona — 1.1%
Arizona State Board of Regents University System Revenue:
Series D	5.000%	7/1/41	3,450,000	3,889,703
Series D	5.000%	7/1/46	2,500,000	2,809,375
Arizona State IDA, Education Revenue:
Academies Math & Science Project, SD Credit Program, Refunding	5.000%	7/1/47	1,300,000	1,419,639
Academies Math & Science Project, SD Credit Program, Refunding	5.000%	7/1/48	1,800,000	1,971,000
Basis School Project, Credit Enhanced, SD Credit Program, Refunding	5.000%	7/1/47	1,505,000	1,648,020
Basis School Project, Credit Enhanced, SD Credit Program, Refunding	5.000%	7/1/52	1,000,000	1,090,310

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	13

Schedule of investments (cont’d)

February 28, 2019

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Arizona — continued
Basis School Project, Series D, Refunding	5.000%	7/1/37	$600,000	$617,664	(d)
Basis School Project, Series D, Refunding	5.000%	7/1/47	860,000	873,992	(d)
Basis School Project, Series D, Refunding	5.000%	7/1/51	2,580,000	2,604,304	(d)
Arizona State, Lottery Revenue, Refunding	5.000%	7/1/28	5,000,000	5,938,700	(e)
Maricopa County, AZ, IDA, Education Revenue:
Great Hearts Arizona Project, Series A, SD Credit Program	5.000%	7/1/52	1,000,000	1,103,110
Great Hearts Arizona Project, Series C, SD Credit Program	5.000%	7/1/37	300,000	338,154
Great Hearts Arizona Project, Series C, SD Credit Program	5.000%	7/1/48	600,000	664,194
Navajo Nation, AZ, Revenue, Series A, Refunding	5.500%	12/1/30	5,235,000	5,792,318	(d)
Phoenix, AZ, IDA, Education Revenue, Great Hearts Academies, Refunding	5.000%	7/1/46	1,300,000	1,346,930
Queen Creek, AZ, Excise Tax & State Shared Revenue:
Series A	5.000%	8/1/42	1,640,000	1,886,541
Series A	5.000%	8/1/47	2,000,000	2,285,980
Salt Verde, AZ, Financial Corp., Senior Gas Revenue	5.250%	12/1/28	12,000,000	14,375,760
Tucson, AZ, IDA, Lease Revenue, University of Arizona, Marshall Foundation, AMBAC	5.000%	7/15/22	810,000	811,320
Total Arizona				51,467,014
California — 20.0%
ABAG Finance Authority for Nonprofit Corps., CA, Revenue, Sharp HealthCare	6.250%	8/1/39	5,000,000	5,097,250	(a)
Alameda, CA, Corridor Transportation Authority Revenue:
Second Subordinated Lien, Series B, Refunding	5.000%	10/1/34	6,750,000	7,526,722
Second Subordinated Lien, Series B, Refunding	5.000%	10/1/37	2,250,000	2,481,255
Anaheim, CA, Public Financing Authority Lease Revenue:
Series A, Refunding	5.000%	5/1/33	1,750,000	1,971,078
Series A, Refunding	5.000%	5/1/34	1,350,000	1,515,659
Series A, Refunding	5.000%	5/1/46	9,000,000	9,907,200
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area (SIFMA Municipal Swap Index Yield + 1.250%)	2.990%	4/1/27	27,000,000	27,920,160	(b)(c)
California Health Facilities Financing Authority Revenue:
Cedars-Sinai Medical Center	5.000%	8/15/34	6,595,000	6,698,937	(a)
Cedars-Sinai Medical Center	5.000%	8/15/39	12,895,000	13,098,225	(a)
Lucile Salter Packard Children’s Hospital at Stanford	5.000%	11/15/56	1,500,000	1,652,265
Stanford Hospital and Clinics, Series A-1, Refunding	5.150%	11/15/40	24,150,000	25,654,786	(a)
Stanford Hospital and Clinics, Series B, Refunding	5.000%	11/15/36	34,000,000	36,033,200	(a)

See Notes to Financial Statements.

14	Western Asset Managed Municipals Fund 2019 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
California State Infrastructure & Economic Development Bank Revenue:
Green Bond, Clean Water State Revolving Fund	5.000%	10/1/33	$2,500,000	$2,973,525
Green Bond, Clean Water State Revolving Fund	5.000%	10/1/43	2,620,000	3,045,200
UCSF 2130 Third Street	5.000%	5/15/42	5,000,000	5,726,650
California State MFA Revenue:
Orange County Civic Center, Series A	5.000%	6/1/48	7,000,000	7,961,590
Senior Lien, Linux Apartment Project, Series A	5.000%	12/31/43	8,085,000	8,965,618	(f)
Senior Lien, Linux Apartment Project, Series A	5.000%	12/31/47	4,150,000	4,582,015	(f)
Senior Lien, Linux Apartment Project, Series B	5.000%	6/1/48	2,000,000	2,205,900	(f)
California State PCFA Water Furnishing Revenue:
Rialto Bioenergy Facility, LLC Project	7.500%	12/1/40	3,250,000	3,125,135	(d(f)
San Diego County Water Authority Desalination Project	5.000%	7/1/29	2,000,000	2,398,040	(d)
San Diego County Water Authority Desalination Project	5.000%	7/1/39	7,300,000	8,184,030	(d)
San Diego County Water Authority Desalination Project	5.000%	11/21/45	8,000,000	8,870,640	(d)
California State University Revenue:
Systemwide, Series A	5.500%	11/1/39	10,000,000	10,065,200	(a)
Systemwide, Series A, Refunding	4.000%	11/1/45	1,500,000	1,544,925
California State, GO:
Bid Group C, Refunding	5.000%	8/1/33	10,000,000	11,648,100
Various Purpose	5.000%	9/1/36	8,000,000	9,225,520
California Statewide CDA Revenue:
American Baptist Homes of the West, Refunding	5.000%	10/1/45	2,550,000	2,703,485
John Muir Health	5.125%	7/1/39	7,280,000	7,366,705	(a)
Methodist Hospital Project, FHA	6.750%	2/1/38	8,575,000	8,758,848	(a)
Provident Group-Pomona Properties LLC, Series A	5.750%	1/15/45	11,815,000	12,442,849	(d)
Eastern Municipal Water District Financing Authority, CA, Water & Wastewater Revenue, Series D	5.000%	7/1/47	15,950,000	18,202,618
Golden State, CA, Tobacco Securitization Corp. Revenue, Tobacco Settlement Funded, Series A-1	5.000%	6/1/47	19,150,000	18,485,878
Imperial Irrigation District, CA, Electric System Revenue:
Series A, Refunding	5.000%	11/1/25	2,120,000	2,245,716	(a)
Series A, Refunding	5.500%	11/1/41	7,905,000	8,438,350	(a)
Series B, Refunding	5.000%	11/1/36	4,000,000	4,233,800	(a)
Long Beach, CA, Bond Finance Authority Revenue:
Natural Gas Purchase, Series A	5.000%	11/15/29	2,500,000	2,988,600
Natural Gas Purchase, Series A	5.500%	11/15/37	6,730,000	8,508,941
Long Beach, CA, Marina System Revenue, Alamitos Bay Marina Project	5.000%	5/15/40	2,250,000	2,449,530

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	15

Schedule of investments (cont’d)

February 28, 2019

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Los Angeles County, CA, Metropolitan Transportation Authority, Sales Tax Revenue:
Senior Proposition C, Series A	5.000%	7/1/38	$6,000,000	$7,075,020
Senior Proposition C, Series A	5.000%	7/1/39	4,000,000	4,689,520
Senior Proposition C, Series B	5.000%	7/1/34	1,000,000	1,202,280
Senior Proposition C, Series B	5.000%	7/1/36	5,000,000	5,953,700
Transit Improvements, Series A	5.000%	7/1/44	6,450,000	7,474,647
Los Angeles, CA, Department of Airports Revenue:
Los Angeles International Airport, Series A	5.000%	5/15/35	2,000,000	2,079,220
Subordinated, Los Angeles International Airport, Series B	5.000%	5/15/40	7,500,000	7,788,900
Subordinated, Series C	5.000%	5/15/44	6,500,000	7,298,395	(f)
Los Angeles, CA, Department of Water & Power, Power System Revenue:
Power System, Series A	5.000%	7/1/47	7,500,000	8,486,175
Power System, Series A, Refunding	5.000%	7/1/46	2,000,000	2,235,720
Power System, Series B, Refunding	5.000%	7/1/39	11,020,000	12,638,838
Series C	5.000%	7/1/37	4,825,000	5,622,283
Series C	5.000%	7/1/38	1,000,000	1,159,690
Series C	5.000%	7/1/42	13,000,000	14,872,130
Series E	5.000%	7/1/44	10,000,000	11,100,000
Los Angeles, CA, Harbor Department Revenue, Series B	5.250%	8/1/39	3,250,000	3,301,382	(a)
Los Angeles, CA, Wastewater System Revenue, Green Bond, Subordinated, Series A	5.000%	6/1/48	8,400,000	9,655,128
Modesto, CA, Irrigation District Financing Authority:
COP, Capital Improvement, Series A	6.000%	10/1/39	4,400,000	4,415,092	(a)
COP, Capital Improvement, Series A, Refunding	6.000%	10/1/39	8,000,000	8,027,440	(a)
Electric System Revenue, Series B	5.000%	10/1/32	13,290,000	13,937,090
Morongo Band of Mission Indians, CA, Revenue, Tribal Economic Development, Series A	5.000%	10/1/42	2,200,000	2,330,394	(d)
M-S-R Energy Authority, CA, Gas Revenue:
Series A	7.000%	11/1/34	7,000,000	10,043,040
Series A	6.500%	11/1/39	13,765,000	19,214,426
Series B	7.000%	11/1/34	26,500,000	38,020,080
Series B	6.500%	11/1/39	58,500,000	81,659,565
Series C	6.125%	11/1/29	5,860,000	7,245,128
Series C	7.000%	11/1/34	20,000,000	28,694,400
Series C	6.500%	11/1/39	3,290,000	4,592,478
Newport Beach, CA, Revenue, Hoag Memorial Hospital Presbyterian	6.000%	12/1/40	5,000,000	5,613,500	(a)

See Notes to Financial Statements.

16	Western Asset Managed Municipals Fund 2019 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
River Islands, CA, Public Financing Authority, Special Tax Revenue, Community Facilities District No. 2003-1, Refunding	5.500%	9/1/45	$12,000,000	$12,769,920
Riverside County, CA, Electric Revenue:
Series A, Refunding	5.000%	10/1/37	3,015,000	3,577,297
Series A, Refunding	5.000%	10/1/38	3,250,000	3,838,022
Series A, Refunding	5.000%	10/1/48	14,395,000	16,625,937
Riverside County, CA, Transportation Commission Sales Tax Revenue:
Series B, Refunding	5.000%	6/1/37	3,400,000	3,987,894
Series B, Refunding	5.000%	6/1/38	7,100,000	8,292,161
Series B, Refunding	5.000%	6/1/39	9,930,000	11,542,235
Riverside County, CA, Transportation Commission Toll Revenue:
Senior Lien, Series A	5.750%	6/1/44	1,500,000	1,635,585
Senior Lien, Series A	5.750%	6/1/48	3,700,000	4,028,338
Riverside, CA, USD Financing Authority Revenue:
Superior Lien, Series A	5.000%	9/1/32	1,375,000	1,500,703
Superior Lien, Series A	5.000%	9/1/37	1,280,000	1,390,285
Roseville, CA, Natural Gas Financing Authority Revenue	5.000%	2/15/27	4,000,000	4,710,720
Sacramento County, CA, Airport System Senior Revenue, Series 2010	5.000%	7/1/40	7,000,000	7,276,360
San Bernardino County, CA, COP:
Arrowhead Project, Series A, Refunding	5.125%	8/1/24	10,000,000	10,147,700
Arrowhead Project, Series A, Refunding	5.250%	8/1/26	5,000,000	5,077,400
Arrowhead Project, Series B, Refunding	5.125%	8/1/24	20,000,000	20,295,400
San Diego County, CA, Regional Airport Authority Revenue, Series B	5.000%	7/1/28	2,435,000	2,539,949
San Diego County, CA, Regional Transportation Commission Sales Tax Revenue, Series A	5.000%	4/1/48	13,700,000	15,440,722
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue, Senior, Series A	5.000%	5/15/27	4,000,000	4,028,560	(a)
San Francisco, CA, City & County Airport Commission, International Airport Revenue:
Second Series, Series F	5.000%	5/1/35	5,000,000	5,164,800
Series A	4.900%	5/1/29	14,790,000	15,136,678
Series B	4.900%	5/1/29	10,620,000	10,868,933
Series E	5.250%	5/1/32	34,000,000	34,208,080
SFO Fuel Company, Series A	5.000%	1/1/37	1,155,000	1,324,127	(f)
SFO Fuel Company, Series A	5.000%	1/1/47	1,500,000	1,685,865	(f)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	17

Schedule of investments (cont’d)

February 28, 2019

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
San Francisco, CA, City & County, COP:
Multiple Capital Improvement Project	5.000%	4/1/25	$2,475,000	$2,481,113
Multiple Capital Improvement Project	5.250%	4/1/26	1,435,000	1,438,788
Multiple Capital Improvement Project	5.250%	4/1/31	2,500,000	2,506,050
San Mateo, CA, Joint Powers Financing Authority Lease Revenue, Capital Project, Series A	5.000%	7/15/43	5,280,000	6,092,170
Santa Clara, CA, Electric Revenue, Series A, Refunding	5.000%	7/1/30	4,000,000	4,312,240
Southern California Water Replenishment District, Financing Authority Revenue, Series 2018	5.000%	8/1/48	15,000,000	17,274,000
University of California, CA, Revenue, Limited Project, Series K	5.000%	5/15/35	6,000,000	6,902,460
Total California				911,430,298
Colorado — 2.5%
Aurora, CO, Hospital Revenue, Children’s Hospital Association	5.000%	12/1/40	4,000,000	4,142,640
Base Village Metropolitan District #2, CO, GO, Series A, Refunding	5.500%	12/1/36	785,000	789,145
Colorado State Educational & Cultural Facilities Authority Revenue:
University of Denver Project, Series A	5.000%	3/1/43	3,700,000	4,155,766
University of Denver Project, Series A	5.000%	3/1/47	4,900,000	5,491,822
Colorado State Health Facilities Authority Revenue:
Catholic Health Initiatives, Series A	5.000%	9/1/41	3,015,000	3,029,623
Catholic Health Initiatives, Series D	6.250%	10/1/33	9,250,000	9,285,150
Improvement And Refunding Revenue, Bethesda Project, Series A-1	5.000%	9/15/48	4,950,000	5,199,332
Sisters Leavenworth, Series A	5.000%	1/1/35	2,755,000	2,821,533
Sisters Leavenworth, Series B	5.000%	1/1/32	8,010,000	8,207,446
Colorado State High Performance Transportation Enterprise Revenue:
C-470 Express Lanes	5.000%	12/31/47	1,500,000	1,611,030
C-470 Express Lanes	5.000%	12/31/51	1,600,000	1,714,080
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	45,000,000	63,135,900
Regional Transportation District, CO, COP, Series A	5.375%	6/1/31	5,000,000	5,206,150
Total Colorado				114,789,617
Connecticut — 1.0%
Connecticut State HEFA Revenue:
Sacred Heart University Inc., Series G	5.125%	7/1/26	1,300,000	1,402,596	(a)
Sacred Heart University Inc., Series G	5.375%	7/1/31	1,225,000	1,328,635	(a)

See Notes to Financial Statements.

18	Western Asset Managed Municipals Fund 2019 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Connecticut — continued
Sacred Heart University Inc., Series G	5.625%	7/1/41	$6,500,000	$7,086,820	(a)
Yale-New Haven Hospital, Series M	5.500%	7/1/40	15,000,000	15,749,400	(a)
Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure Purpose	5.000%	1/1/38	7,745,000	8,577,433
Connecticut State, GO, Series E	5.000%	10/15/34	5,360,000	5,932,984
Harbor Point, CT, Infrastructure Improvement District, Special Obligation Revenue, Harbor Point Project Ltd., Refunding	5.000%	4/1/39	3,850,000	4,058,978	(d)
Mashantucket Western Pequot Tribe Connecticut Special Revenue (4.000% Cash, 2.050% PIK)	6.050%	7/1/31	9,098,255	311,615	(h)
Total Connecticut				44,448,461
Delaware — 0.6%
Delaware State EDA Revenue:
Acts Retirement Communities	5.000%	11/15/48	3,000,000	3,248,940
Indian River Power LLC	5.375%	10/1/45	1,145,000	1,187,399
Delaware State Health Facilities Authority Revenue, Beebe Medical Center Project	5.000%	6/1/48	3,000,000	3,241,080
Delaware State Transportation Authority Revenue:
US 301 Project	5.000%	6/1/45	3,070,000	3,423,910
US 301 Project	5.000%	6/1/55	13,750,000	15,046,625
Total Delaware				26,147,954
District of Columbia — 0.7%
District of Columbia Revenue:
Ingleside Rock Creek Project, Series A	5.000%	7/1/42	700,000	710,430
Ingleside Rock Creek Project, Series A	5.000%	7/1/52	1,600,000	1,612,896
KIPP DC Project, Series B, Refunding	5.000%	7/1/42	9,250,000	9,932,095
KIPP DC Project, Series B, Refunding	5.000%	7/1/48	7,200,000	7,688,448
Metropolitan Washington, DC, Airports Authority, Dulles Toll Road Revenue:
First Senior Lien, Series A	5.000%	10/1/39	8,000,000	8,125,760
First Senior Lien, Series A	5.250%	10/1/44	5,000,000	5,078,200
Total District of Columbia				33,147,829
Florida — 6.6%
Brevard County, FL, Health Facilities Authority, Health Care Facilities Revenue, Health First Inc. Project	7.000%	4/1/39	10,000,000	10,040,400	(a)
Broward County, FL, Airport System Revenue:
Series 2017	5.000%	10/1/42	3,500,000	3,892,385	(f)
Series 2017	5.000%	10/1/47	3,350,000	3,706,976	(f)
Series A	5.000%	10/1/45	21,000,000	23,039,730	(f)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	19

Schedule of investments (cont’d)

February 28, 2019

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Broward County, FL, Port Facilities Revenue, Series A	5.500%	9/1/29	$4,500,000	$4,580,460
Broward County, FL, School Board, COP:
Series B, Refunding	5.000%	7/1/31	8,750,000	10,007,025
Series B, Refunding	5.000%	7/1/32	8,000,000	9,114,160
Cape Coral, FL, Water & Sewer Revenue, Refunding	5.000%	10/1/39	5,000,000	5,682,400
Capital Trust Agency Inc., FL, Senior Living Facilities Revenue, Elim Senior Housing Inc.	5.875%	8/1/52	1,800,000	1,805,202	(d)
Cityplace, FL, Community Development District, Special Assessment Revenue, Refunding	5.000%	5/1/26	2,500,000	2,813,375
Escambia County, FL, Health Facilities Authority Revenue, Florida Health Care Facility Loan, VHA Program, AMBAC	5.950%	7/1/20	15,000	15,837	(i)
FAU Finance Corporation Florida Capital Improvement Revenue :
Student Housing Project, Series A, Refunding	5.000%	7/1/36	4,000,000	4,680,520
Student Housing Project, Series A, Refunding	5.000%	7/1/38	4,000,000	4,650,560
Student Housing Project, Series A, Refunding	5.000%	7/1/39	2,500,000	2,905,200
Florida State Development Finance Corp., Educational Facilities Revenue, Renaissance Charter School Inc. Project	6.125%	6/15/46	3,030,000	3,090,418	(d)
Florida State Mid-Bay Bridge Authority Revenue:
Series A, Refunding	5.000%	10/1/28	500,000	567,435
Series A, Refunding	5.000%	10/1/29	2,720,000	3,066,256
Series A, Refunding	5.000%	10/1/35	5,000,000	5,492,700
Series A, Refunding	5.000%	10/1/40	2,000,000	2,163,020
Greater Orlando, FL, Aviation Authority, Airport Facilities Revenue:
Priority Subordinated Series A	5.000%	10/1/42	4,750,000	5,286,275	(f)
Priority Subordinated Series A	5.000%	10/1/47	3,725,000	4,119,030	(f)
Jacksonville, FL:
Better Jacksonville Sales Tax Revenue, Refunding	5.000%	10/1/26	6,250,000	6,904,250
Transportation Revenue, Series A, Refunding	5.000%	10/1/27	2,830,000	3,117,981
Transportation Revenue, Series A, Refunding	5.000%	10/1/29	9,000,000	9,928,980
Marco Island, FL, Utility System Revenue:
Refunding & Improvement, Series A	5.000%	10/1/34	1,000,000	1,053,140	(a)
Refunding & Improvement, Series A	5.000%	10/1/40	1,500,000	1,579,710	(a)
Martin County, FL, IDA, Revenue, Indiantown Cogeneration LP Project, Refunding	4.200%	12/15/25	10,000,000	10,128,700	(d)(f)
Miami-Dade County, FL, Aviation Revenue:
Miami International Airport	5.000%	10/1/29	1,535,000	1,615,342	(a)
Miami International Airport, Unrefunded	5.000%	10/1/29	18,465,000	19,314,021

See Notes to Financial Statements.

20	Western Asset Managed Municipals Fund 2019 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Refunding	5.000%	10/1/41	$7,250,000	$8,102,310
Series A	5.500%	10/1/36	8,450,000	8,638,773	(a)
Series A	5.500%	10/1/41	26,100,000	26,683,074	(a)
Series A, Refunding	5.000%	10/1/29	20,525,000	22,266,136	(f)
Series B, Refunding	5.000%	10/1/40	3,000,000	3,343,410	(f)
Miami-Dade County, FL, Health Facilities Authority, Hospital Revenue:
Nicklaus Children’s Hospital, Refunding	5.000%	8/1/47	6,500,000	7,191,990
Nicklaus Children’s Hospital, Refunding	5.000%	8/1/42	540,000	599,724
Orange County, FL, Health Facilities Authority Revenue:
Orlando Health Inc.	5.375%	10/1/23	6,500,000	6,638,645
Orlando Health Inc.	5.125%	10/1/26	6,000,000	6,114,900
Presbyterian Retirement Communities, Refunding	5.000%	8/1/47	4,750,000	5,065,780
Orange County, FL, School Board, COP, Series A, AGC	5.500%	8/1/34	5,400,000	5,487,048	(a)
Orlando & Orange County, FL Expressway Authority Revenue, Refunding	5.000%	7/1/22	1,750,000	1,933,540
Palm Beach County, FL, Health Facilities Authority Revenue, Acts Retirement-Life Communities	5.000%	11/15/45	1,750,000	1,901,515
Reunion, FL, East Community Development District, Special Assessment Bond:
Series 1	6.600%	5/1/33	875,000	872,515
Series A-2	7.375%	5/1/33	850,000	8	*(g)
Santa Rosa, FL, Bay Bridge Authority Revenue	6.250%	7/1/28	784,098	584,153	*(g)
Sarasota County, FL, Public Hospital Board Revenue:
Sarasota Memorial Hospital, Series A	5.625%	7/1/39	8,500,000	8,610,160	(a)
Sarasota Memorial Hospital, Series B, Refunding, NATL	5.250%	7/1/24	5,000,000	5,579,500
Sarasota Memorial Hospital, Series B, Refunding, NATL	5.500%	7/1/28	3,485,000	4,183,499
Tampa, FL, Sports Authority Revenue:
Tampa Bay Arena Project, NATL, GTD	6.050%	10/1/20	220,000	226,530
Tampa Bay Arena Project, NATL, GTD	6.100%	10/1/26	1,000,000	1,162,880
Tampa-Hillsborough County, FL, Expressway Authority Revenue, Series C	5.000%	7/1/48	7,500,000	8,422,275
Volusia County, FL, EFA Revenue, Educational Facilities Embry-Riddle Aeronautical University Inc. Project, Refunding	5.000%	10/15/47	2,750,000	3,018,345
Total Florida				300,988,198
Georgia — 4.2%
Atlanta, GA, Water & Wastewater Revenue:
Series A	6.250%	11/1/34	50,000,000	51,532,000	(a)
Series A	6.250%	11/1/39	22,100,000	22,777,144	(a)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	21

Schedule of investments (cont’d)

February 28, 2019

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Series A, NATL	5.500%	11/1/19	$1,000,000	$1,025,620
Series A, NATL	5.500%	11/1/27	1,000,000	1,216,160
Cobb-Marietta Counties, GA, Coliseum & Exhibit Hall Authority Revenue, Refunding, NATL	5.625%	10/1/26	1,000,000	1,109,800
DeKalb Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	20,000,000	20,291,400	(a)
DeKalb Private Hospital Authority Revenue, GA, Anticipation CTFS, Children’s Healthcare of Atlanta Inc.	5.000%	11/15/29	7,800,000	7,963,176
Georgia State Higher Education Facilities Authority Revenue:
USG Real Estate Foundation II LLC Project, Prerefunded	5.500%	6/15/39	3,400,000	3,436,958	(a)
USG Real Estate Foundation II LLC Project, Refunding	5.000%	6/15/34	1,100,000	1,295,877	(e)
USG Real Estate Foundation II LLC Project, Refunding	5.000%	6/15/35	1,000,000	1,175,590	(e)
USG Real Estate Foundation II LLC Project, Unrefunded	5.500%	6/15/39	11,600,000	11,727,716
Georgia State Municipal Electric Authority Power Revenue, Series EE, AMBAC	7.250%	1/1/24	500,000	610,320
Main Street Natural Gas Inc., GA, Gas Project Revenue:
Series A	5.500%	9/15/26	10,000,000	12,032,500
Series A	5.000%	5/15/34	2,000,000	2,227,760
Series A	5.000%	5/15/43	1,300,000	1,411,111
Series B	5.000%	3/15/22	5,000,000	5,403,100
Subordinated, Series E (SIFMA Municipal Swap Index Yield + 0.570%)	2.310%	12/1/23	39,000,000	38,806,950	(b)(c)
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue, Series P, Refunding, AMBAC	6.250%	7/1/20	40,000	41,376	(i)
Milledgeville, GA, Water & Sewer Revenue, Refunding, AGM	6.000%	12/1/21	315,000	334,291
Thomasville, GA, Hospital Authority Revenue, Anticipation CTFS:
John D. Archbold Memorial Hospital	5.125%	11/1/30	3,500,000	3,697,225	(a)
John D. Archbold Memorial Hospital	5.250%	11/1/35	1,000,000	1,058,390	(a)
John D. Archbold Memorial Hospital	5.375%	11/1/40	2,250,000	2,385,967	(a)
Total Georgia				191,560,431
Illinois — 8.3%
Chicago, IL, Board of Education:
Dedicated Capital Improvement, Special Tax, Series 2017	5.000%	4/1/46	1,625,000	1,734,996
Dedicated Capital Improvement, Special Tax, Series 2018	5.000%	4/1/38	1,200,000	1,296,228
Dedicated Capital Improvement, Special Tax, Series 2018	5.000%	4/1/42	4,400,000	4,718,120
Chicago, IL, Board of Education, GO:
Dedicated, Series G, Refunding	5.000%	12/1/44	1,750,000	1,775,865

See Notes to Financial Statements.

22	Western Asset Managed Municipals Fund 2019 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Dedicated, Series G, Refunding	5.000%	12/1/34	$800,000	$833,880
Dedicated, Series H	5.000%	12/1/36	1,500,000	1,552,515
Dedicated, Series H	5.000%	12/1/46	1,000,000	1,012,640
Series C, Refunding	5.000%	12/1/25	2,400,000	2,568,072
Series D	5.000%	12/1/46	3,250,000	3,299,855
Chicago, IL, GO:
Series 2002B	5.500%	1/1/33	6,000,000	6,463,200
Series 2003B, Refunding	5.500%	1/1/33	2,510,000	2,703,772
Series 2005B, Refunding	5.500%	1/1/33	4,000,000	4,308,800
Series 2005B, Refunding	5.500%	1/1/40	4,500,000	4,765,860
Series A, Refunding	5.000%	1/1/35	3,800,000	3,946,452
Series A, Refunding	6.000%	1/1/38	7,945,000	8,940,588
Series C, Refunding	5.000%	1/1/25	1,420,000	1,537,647
Chicago, IL, O’Hare International Airport Revenue:
General Senior Lien, Refunding	5.000%	1/1/35	2,250,000	2,519,010
General, Senior Lien, Series B, Refunding	5.000%	1/1/41	1,500,000	1,646,520
General, Series F	5.000%	1/1/40	6,000,000	6,121,020
General, Third Lien, Series B	5.500%	1/1/31	23,160,000	24,786,295	(a)
Senior Lien, Series D	5.000%	1/1/47	9,625,000	10,592,697
Senior Lien, Series G	5.000%	1/1/47	1,645,000	1,792,770	(f)
Senior Lien, Series G	5.000%	1/1/52	1,520,000	1,646,722	(f)
Series A, Refunding	5.000%	1/1/34	8,175,000	8,902,411	(f)
Series C	5.000%	1/1/31	3,250,000	3,582,605	(f)
Series C	5.000%	1/1/32	3,325,000	3,648,556	(f)
Series C	5.000%	1/1/33	3,000,000	3,278,580	(f)
Series C	5.000%	1/1/34	2,800,000	3,049,144	(f)
Series C	5.000%	1/1/35	500,000	542,560	(f)
Series C	5.000%	1/1/46	7,000,000	7,488,810	(f)
Series D	5.000%	1/1/46	1,000,000	1,086,220
Trips Obligated Group	5.000%	7/1/48	3,850,000	4,201,389	(f)
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Second Lien	5.000%	12/1/51	5,125,000	5,463,660
Chicago, IL, Wastewater Transmission Revenue:
Second Lien	5.000%	1/1/44	6,000,000	6,393,060
Second Lien, Series A	5.000%	1/1/47	1,600,000	1,698,976
Second Lien, Series B, Refunding	5.000%	1/1/36	4,025,000	4,410,796
Second Lien, Series B, Refunding	5.000%	1/1/38	1,000,000	1,082,710
Second Lien, Series C, Refunding	5.000%	1/1/39	2,000,000	2,154,880

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	23

Schedule of investments (cont’d)

February 28, 2019

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Chicago, IL, Waterworks Revenue:
Second Lien Project	5.000%	11/1/39	$11,840,000	$12,930,701
Second Lien, Refunding	5.000%	11/1/29	1,000,000	1,151,410
Second Lien, Series 2017-2, Refunding, AGM	5.000%	11/1/32	1,000,000	1,135,220
Second Lien, Series 2017-2, Refunding, AGM	5.000%	11/1/34	6,000,000	6,744,840
Second Lien, Series 2017-2, Refunding, AGM	5.000%	11/1/36	2,390,000	2,665,878
Elk Grove Village, IL, GO:
Cook and DuPage Counties	5.000%	1/1/34	1,350,000	1,525,919
Cook and DuPage Counties	5.000%	1/1/36	1,300,000	1,464,268
Illinois State Finance Authority Revenue:
Illinois Rush University Medical Center, Series C	6.625%	11/1/39	28,025,000	28,248,920	(a)
Memorial Health System	5.500%	4/1/39	6,500,000	6,518,980
Park Place of Elmhurst	2.000%	5/15/55	657,750	32,460	*(g)
Illinois State Finance Authority, Student Housing & Academic Facilities Revenue:
Chicago LLC, University of Illinois Chicago Project	5.000%	2/15/47	2,000,000	2,136,220
Chicago LLC, University of Illinois Chicago Project	5.000%	2/15/50	500,000	532,945
Illinois State Toll Highway Authority Revenue, Series A	5.000%	1/1/42	4,500,000	5,046,660
Illinois State University Revenue:
Auxiliary Facilities System, AGM	5.000%	4/1/31	750,000	854,543
Auxiliary Facilities System, AGM	5.000%	4/1/33	500,000	564,330
Auxiliary Facilities System, AGM	5.000%	4/1/36	750,000	836,258
Illinois State, GO:
Refunding	5.000%	2/1/27	24,345,000	26,420,898
Refunding	5.000%	2/1/29	1,300,000	1,393,743
Series 2014	5.250%	2/1/32	5,525,000	5,776,332
Series 2016	5.000%	1/1/33	2,500,000	2,611,575
Series 2016	5.000%	11/1/33	1,850,000	1,934,860
Series A	5.000%	12/1/42	3,000,000	3,085,110
Series A, Refunding	5.000%	10/1/28	6,000,000	6,531,120
Series B, Refunding	5.000%	10/1/28	6,000,000	6,531,120
Series B, Refunding	5.000%	10/1/29	9,250,000	9,978,160
Series C	5.000%	11/1/29	10,000,000	10,717,100
Series D	5.000%	11/1/26	19,550,000	21,251,632
Metropolitan Pier & Exposition Authority, IL, Dedicated State Revenue:
McCormick Place Expansion Project, Series A, CAB, State Appropriations	0.000%	12/15/52	16,500,000	3,168,660

See Notes to Financial Statements.

24	Western Asset Managed Municipals Fund 2019 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
McCormick Place Expansion Project, Series A, State Appropriations	5.000%	6/15/57	$1,000,000	$1,043,240
McCormick Place Expansion Project, Series B2, Refunding	5.250%	6/15/50	9,305,000	9,376,928
McCormick Place Expansion Project, Series B2, Refunding, State Appropriations	5.000%	6/15/50	4,500,000	4,520,970
Metropolitan Water Reclamation District of Greater Chicago, IL, GO:
Green Bond, Series A	5.000%	12/1/44	20,000,000	21,915,800
Green Bond, Series B	5.000%	12/1/39	10,095,000	11,173,752
Regional Transportation Authority, IL, Revenue, Series C, NATL	7.750%	6/1/20	400,000	417,612
Total Illinois				377,786,045
Indiana — 0.6%
Indiana State Finance Authority Revenue, Private Activity, Ohio River Bridge	5.000%	7/1/40	5,000,000	5,294,550	(f)
Indiana State Finance Authority Wastewater Utility Revenue, Green Bonds, CWA Authority Project	5.000%	10/1/41	10,225,000	11,383,390
Northern Indiana Commuter Transportation District, Industrial Revenue, Limited Obligation Revenue	5.000%	7/1/41	2,500,000	2,771,050
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	7.000%	1/1/44	5,000,000	5,738,650	(f)
Total Indiana				25,187,640
Kansas — 0.3%
Sedgwick County, KS, Public Building Commission Revenue:
Series 3	5.000%	2/1/39	4,355,000	4,918,145
Series 3	5.000%	2/1/44	3,000,000	3,380,910
Wyandotte County/Kansas City, KS, Unified Government Utility System Revenue:
Improvement, Series A	5.000%	9/1/40	2,000,000	2,239,740
Improvement, Series A	5.000%	9/1/45	3,000,000	3,348,330
Total Kansas				13,887,125
Kentucky — 1.8%
Kentucky State Economic Development Finance Authority Revenue, Louisville Arena, Louisville Arena Authority Inc., Refunding, AGM	5.000%	12/1/45	3,900,000	4,280,484
Kentucky State PEA, Gas Supply Revenue:
Series A	4.000%	4/1/24	45,400,000	48,217,524	(b)
Series B	4.000%	1/1/25	28,250,000	30,331,178	(b)
Total Kentucky				82,829,186

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	25

Schedule of investments (cont’d)

February 28, 2019

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Louisiana — 0.8%
Louisiana State PFA, Hospital Revenue, Lafayette General Medical Center, Refunding	5.500%	11/1/40	$18,000,000	$18,592,740
Louisiana State PFA, Lease Revenue, Provident Group, Flagship Property, Louisiana University Nicholson Gateway	5.000%	7/1/46	4,750,000	5,094,945
New Orleans, LA, Sewage Service Revenue:
Series 2015	5.000%	6/1/40	2,000,000	2,154,860
Series 2015	5.000%	6/1/45	3,000,000	3,202,890
New Orleans, LA, Water Revenue:
Series 2015	5.000%	12/1/40	2,000,000	2,158,560
Series 2015	5.000%	12/1/45	4,000,000	4,275,200
Shreveport, LA, Water & Sewer Revenue, Series A, AGM	5.000%	12/1/41	2,340,000	2,622,415
Total Louisiana				38,101,610
Maryland — 1.3%
Maryland State EDC, EDR:
Transportation Facilities Project, Series A	5.375%	6/1/25	7,500,000	7,844,625	(a)
Transportation Facilities Project, Series A	5.750%	6/1/35	19,000,000	19,960,260	(a)
Transportation Facilities Project, Series A, Refunding	5.000%	6/1/30	1,000,000	1,165,580
Transportation Facilities Project, Series A, Refunding	5.000%	6/1/35	2,000,000	2,257,000
Transportation Facilities Project, Series B	5.750%	6/1/35	8,000,000	8,404,320	(a)
Maryland State EDC, Student Housing Revenue:
University of Maryland, College Park Project, Refunding, AGM	5.000%	6/1/35	2,080,000	2,364,898
University of Maryland, College Park Project, Refunding, AGM	5.000%	6/1/43	1,000,000	1,115,300
Maryland State Health & Higher EFA Revenue:
Anne Arundel Health Systems, Series A	6.750%	7/1/39	7,500,000	7,622,925	(a)
Lifebridge Health	6.000%	7/1/41	1,500,000	1,644,585	(a)
University of Maryland Medical System	5.000%	7/1/34	8,530,000	8,623,404	(a)
University of Maryland Medical System, Unrefunded	5.000%	7/1/34	470,000	473,816
Total Maryland				61,476,713
Massachusetts — 4.2%
Massachusetts State Bay Transportation Authority, Sales Tax Revenue, Senior, Series A	5.000%	7/1/45	1,500,000	1,670,955
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue, Senior, Series B	5.000%	1/1/37	12,000,000	12,286,800
Massachusetts State DFA Revenue:
Boston University, Series BB1	5.000%	10/1/46	5,000,000	5,599,250
Boston University, Series U-4	5.600%	10/1/35	8,700,000	8,901,840	(a)
Boston University, Series U-4	5.700%	10/1/40	13,105,000	13,416,506	(a)

See Notes to Financial Statements.

26	Western Asset Managed Municipals Fund 2019 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Massachusetts — continued
Broad Institute, Series A	5.375%	4/1/41	$16,000,000	$17,231,040	(a)
Foxborough Regional Charter, Refunding	5.000%	7/1/42	2,400,000	2,526,672
Milford Regional Medical Center, Series F	5.750%	7/15/43	1,500,000	1,605,030
Suffolk University, Series S, Refunding	5.750%	7/1/39	11,635,000	11,794,399	(a)
Suffolk University, Unrefunded	5.750%	7/1/39	5,865,000	5,943,415
UMass Boston Student Housing Project	5.000%	10/1/48	4,050,000	4,317,664
UMass Memorial Health Care, Series I, Refunding	5.000%	7/1/46	1,930,000	2,090,653
Visual & Performing Arts Project	6.000%	8/1/21	1,695,000	1,784,293
Wellforce Issue, Series A	5.000%	7/1/39	1,450,000	1,611,777
Wellforce Issue, Series A, Refunding	5.000%	7/1/44	1,750,000	1,928,150
WGBH Educational Foundation, Refunding	5.000%	1/1/40	2,200,000	2,473,394
Worcester Polytechnic Institute, Refunding	5.000%	9/1/42	8,870,000	9,948,060
Massachusetts State Port Authority Revenue:
Series A	5.000%	7/1/34	4,170,000	4,914,303	(f)
Series A	5.000%	7/1/35	4,155,000	4,874,106	(f)
Series A, Refunding	5.000%	7/1/36	700,000	817,068	(f)
Massachusetts State Transportation Fund Revenue, Rail Enhancement & Accelerated Bridge Programs	5.000%	6/1/42	30,205,000	34,262,740
Massachusetts State Water Resources Authority Revenue, General, Series C, Green Bond, Refunding	4.000%	8/1/40	11,250,000	11,687,737
Massachusetts State, GO:
Consolidated Loan, Series E	5.000%	9/1/38	15,540,000	18,103,945
Series F	5.000%	11/1/41	9,000,000	10,289,700
Total Massachusetts				190,079,497
Michigan — 2.3%
Detroit, MI, Downtown Development Authority Revenue:
Catalyst Development, Series A, Refunding, AGM	5.000%	7/1/43	1,600,000	1,718,544
Series A, Refunding, AGM	5.000%	7/1/48	4,000,000	4,288,280
Detroit, MI, Water & Sewage Department, Disposal System Revenue, Senior Lien, Series A, Refunding	5.250%	7/1/39	7,000,000	7,550,060
Detroit, MI, Water Supply System Revenue:
Second Lien, Series B, AGM	6.250%	7/1/36	9,980,000	10,129,500	(a)
Second, Lien, Series B, Unrefunded, AGM	6.250%	7/1/36	20,000	20,274
Senior Lien, Great Lakes Water Authority	5.000%	7/1/41	5,020,000	5,255,538
Great Lakes, MI, Water Authority Water Supply System Revenue:
Senior Lien, Series A	5.000%	7/1/46	17,700,000	19,799,574
Senior Lien, Series C, Refunding	5.000%	7/1/35	3,400,000	3,876,578

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	27

Schedule of investments (cont’d)

February 28, 2019

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Michigan State Building Authority Revenue, Facilities Program, Series II	5.125%	10/15/33	$16,500,000	$16,818,780
Michigan State Finance Authority Limited Obligation Revenue, Higher Education, Thomas M Cooley Law School Project, Refunding	6.750%	7/1/44	6,770,000	6,897,547	(d)
Michigan State Finance Authority Revenue:
Facilities Program, Series 1-A, Refunding	5.250%	10/15/47	4,100,000	4,580,971
Local Government Loan Program, Detroit Water & Sewer Department, Series D-1, Refunding	5.000%	7/1/34	1,000,000	1,112,050
Local Government Loan Program, Detroit Water & Sewer Department, Series D-2, Refunding	5.000%	7/1/34	1,550,000	1,723,678
Senior Lien, Detroit Water & Sewer	5.000%	7/1/44	6,850,000	7,253,191
Senior Lien, Detroit Water & Sewer, Refunding	5.000%	7/1/33	6,560,000	7,221,510
Michigan State Strategic Fund Limited Obligation Revenue, I-75 Improvement Project	5.000%	12/31/43	7,300,000	8,010,582	(f)
Total Michigan				106,256,657
Minnesota — 0.4%
St. Paul, MN, Housing & Redevelopment Authority Health Care Revenue:
Allina Health System	5.250%	11/15/28	5,565,000	5,703,179	(a)
Allina Health System, Unrefunded	5.250%	11/15/28	5,395,000	5,535,432
Western Minnesota Municipal Power Agency Revenue, Series A	5.000%	1/1/46	7,970,000	8,789,555
Total Minnesota				20,028,166
Mississippi — 0.1%
Lowndes County, MS, Solid Waste Disposal & PCR, Bonds, Weyerhaeuser Co. Project, Series A, Refunding	6.800%	4/1/22	3,000,000	3,341,340
Missouri — 0.8%
Kansas City, MO, IDA, Senior Living Facilities Revenue:
Kingswood Project	6.000%	11/15/46	3,500,000	2,880,185	(d)
Kingswood Project	6.000%	11/15/51	1,600,000	1,295,568	(d)
Missouri State HEFA Revenue:
Children’s Mercy Hospital	5.625%	5/15/39	24,900,000	25,097,208	(a)
Children’s Mercy Hospital, Unrefunded	5.625%	5/15/39	5,100,000	5,140,188
Lutheran Senior Service Projects, Series A	5.000%	2/1/42	2,800,000	2,974,076
Total Missouri				37,387,225
Nevada — 0.5%
Clark County, NV, GO, Stadium Improvements, Series A	5.000%	5/1/48	20,000,000	22,680,800
Reno, NV, Hospital Revenue, Washoe Medical Center, Unrefunded, AGM	5.500%	6/1/39	1,790,000	1,794,028
Total Nevada				24,474,828

See Notes to Financial Statements.

28	Western Asset Managed Municipals Fund 2019 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — 5.9%
New Brunswick, NJ, Parking Authority Revenue:
Series 2017, GTD, AGM	5.000%	9/1/42	$2,250,000	$2,562,682
Series A, Refunding, GTD, BAM	5.000%	9/1/39	4,000,000	4,505,800
New Jersey Institute of Technology, GO, Series A	5.000%	7/1/45	17,500,000	19,806,325
New Jersey State EDA Revenue:
Private Activity-The Goethals Bridge Replacement Project	5.375%	1/1/43	2,500,000	2,721,375	(f)
Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	1/1/39	1,500,000	1,624,590	(f)
Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	7/1/42	1,000,000	1,078,430	(f)
School Facilities Construction, Refunding	5.250%	12/15/33	3,310,000	3,344,126	(a)
School Facilities Construction, Refunding	5.250%	12/15/33	880,000	889,073	(a)
School Facilities Construction, Refunding	5.250%	12/15/33	8,310,000	8,378,225
School Facilities Construction, Refunding, State Appropriations (SIFMA Municipal Swap Index Yield + 1.550%)	3.290%	9/1/27	22,065,000	21,938,347	(c)
School Facilities Construction, Series AA, Refunding	5.000%	12/15/27	9,230,000	9,307,347
School Facilities Construction, Series I, Refunding, State Appropriations (SIFMA Municipal Swap Index Yield + 1.600%)	3.340%	3/1/28	20,000,000	19,897,400	(c)
School Facilities Construction, Series WW, State Appropriations	5.250%	6/15/30	13,000,000	14,415,700
School Facilities Construction Refunding, State Appropriations	5.000%	3/1/29	10,000,000	10,669,900
New Jersey State EDA, Cigarette Tax Revenue:
Refunding	5.000%	6/15/21	7,500,000	7,946,025
Refunding	5.000%	6/15/25	4,545,000	4,883,466
New Jersey State EDA, Lease Revenue, State House Project, Series B	5.000%	6/15/43	3,365,000	3,558,588
New Jersey State EDA, Special Facility Revenue:
Continental Airlines Inc. Project	5.625%	11/15/30	7,500,000	8,471,625	(f)
Continental Airlines Inc. Project	5.625%	11/15/30	1,850,000	2,089,668	(f)
Port Newark Container Terminal LLC Project, Refunding	5.000%	10/1/47	2,000,000	2,113,040	(f)
Port Newark Container Terminal LLC Project, Refunding	5.000%	10/1/37	1,500,000	1,607,220	(f)
United Airlines Project	5.500%	6/1/33	5,000,000	5,494,100	(f)
New Jersey State Health Care Facilities Financing Authority Revenue:
AHS Hospital Corp.	6.000%	7/1/41	8,500,000	9,341,840	(a)
Catholic Health East	4.750%	11/15/29	5,000,000	5,236,750
Hackensack Meridian Health, Refunding	5.000%	7/1/37	1,750,000	1,991,728

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	29

Schedule of investments (cont’d)

February 28, 2019

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
Hackensack Meridian Health, Refunding	5.000%	7/1/38	$425,000	$481,410
RWJ Barnabas Health Obligation Group, Refunding	5.000%	7/1/43	7,000,000	7,853,580
University Hospital, Series A, AGM	5.000%	7/1/46	5,000,000	5,397,900
New Jersey State Higher Education Student Assistance Authority, Student Loan Revenue:
Series A	5.375%	6/1/24	1,680,000	1,691,878
Series A	5.625%	6/1/30	5,000,000	5,046,300
New Jersey State Transportation Trust Fund Authority Revenue:
Transportation Program, Series AA	5.250%	6/15/41	13,305,000	14,175,280
Transportation Program, Series AA	5.250%	6/15/43	7,900,000	8,590,065
Transportation Program, Series AA	5.000%	6/15/45	5,000,000	5,213,850
New Jersey State Turnpike Authority Revenue:
Series A	5.000%	1/1/48	5,000,000	5,685,350
Series A, Refunding	5.000%	1/1/35	4,900,000	5,547,143
Series G, Refunding	5.000%	1/1/36	22,270,000	25,730,313
Rutgers State University, NJ, Revenue, Series M, Refunding	5.000%	5/1/33	4,000,000	4,614,960
Tobacco Settlement Financing Corp., NJ, Revenue, Senior, Series A, Refunding	5.000%	6/1/46	2,920,000	3,084,162
Total New Jersey				266,985,561
New Mexico — 0.0%
New Mexico Mortgage Finance Authority Revenue, Single-Family Mortgage, FHLMC, FNMA, GNMA	5.450%	3/1/36	1,870,000	1,870,000
New York — 8.6%
Brooklyn Arena, NY, Local Development Corp. Revenue, Barclays Center Project	6.250%	7/15/40	20,800,000	21,649,888	(a)
Hudson Yards Infrastructure Corp., NY, Second Indenture Revenue, Series A, Refunding	5.000%	2/15/35	6,000,000	6,919,440
Long Island Power Authority, NY, Electric System Revenue, Series A	6.000%	5/1/33	22,000,000	22,156,640	(a)
MTA, NY, Dedicated Tax Fund Revenue, Green Bonds, Series A	5.000%	11/15/47	7,500,000	8,472,600
Nassau County, NY, General Improvement, Series B	5.000%	7/1/42	500,000	568,620
New York City, NY, Health & Hospital Corp Revenue, Health Systems, Series A	5.500%	2/15/23	4,000,000	4,107,320
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution Fiscal 2013	5.000%	6/15/47	940,000	1,072,954	(a)
Second General Resolution Fiscal 2013, Unrefunded	5.000%	6/15/47	1,060,000	1,157,923
Subordinated, Series BB-1	5.000%	6/15/46	8,470,000	9,583,297

See Notes to Financial Statements.

30	Western Asset Managed Municipals Fund 2019 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York City, NY, TFA Future Tax Secured Revenue, Subordinated, Series B-1	5.000%	8/1/45	$13,900,000	$15,689,347
New York State Dormitory Authority Revenue:
Non-State Supported Debt, New School University	5.500%	7/1/40	35,000,000	36,810,200	(a)
Series A, Bidding Group 3	5.000%	3/15/43	10,000,000	11,428,100
Series E, Refunding	5.000%	3/15/34	25,000,000	28,680,250
New York State Dormitory Authority, Sales Tax Revenue, Group 2, Series E, Refunding	5.000%	3/15/36	10,000,000	11,768,500
New York State Dormitory Authority, State Personal Income Tax Revenue, Bidding Group 3 Bonds, Series B, Refunding	5.000%	2/15/43	9,400,000	10,645,688
New York State Dormitory Authority, State Sales Tax Revenue, Series E, Bidding Group 4, Refunding	5.000%	3/15/44	2,050,000	2,351,719
New York State Liberty Development Corp., Liberty Revenue:
3 World Trade Center Project Class 1, Refunding	5.000%	11/15/44	9,460,000	9,863,658	(d)
4 World Trade Center Project, Refunding	5.750%	11/15/51	5,000,000	5,464,900
New York State Thruway Authority General Revenue, Junior Indebtedness Obligations, Junior Lien, Series A	5.000%	1/1/46	11,450,000	12,678,241
New York State Transportation Development Corp., Special Facilities Revenue:
American Airlines Inc., John F. Kennedy International Airport Project, Refunding	5.000%	8/1/26	7,500,000	7,857,375	(f)
Delta Air Lines Inc., LaGuardia Airport	5.000%	1/1/32	5,650,000	6,445,972	(f)
Delta Air Lines Inc., LaGuardia Airport	5.000%	1/1/34	2,250,000	2,544,300	(f)
Delta Air Lines Inc., LaGuardia Airport Terminal C & D Redevelopment Project	5.000%	1/1/36	2,500,000	2,801,900	(f)
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	5.000%	1/1/31	4,350,000	4,989,015	(f)
LaGuardia Airport Terminal B Redevelopment Project	5.000%	7/1/41	14,570,000	15,506,414	(f)
LaGuardia Airport Terminal B Redevelopment Project	5.000%	7/1/46	17,425,000	18,456,560	(f)
LaGuardia Airport Terminal B Redevelopment Project	5.250%	1/1/50	14,730,000	15,744,897	(f)
LaGuardia Airport Terminal B Redevelopment Project, Series A	5.000%	7/1/34	2,160,000	2,336,925	(f)
Port Authority of New York & New Jersey Revenue:
Consolidated Bonds 193rd Series, Refunding	5.000%	10/15/30	5,500,000	6,320,930	(f)
Consolidated Bonds 194th Series, Refunding	5.000%	10/15/34	10,000,000	11,538,700
Consolidated Bonds 194th Series, Refunding	5.000%	10/15/41	31,650,000	35,838,561	(j)
Consolidated Bonds 198th Series, Refunding	5.000%	11/15/46	5,000,000	5,650,800
Port Authority of New York & New Jersey, Special Obligation Revenue:
JFK International Air Terminal LLC	6.000%	12/1/36	8,000,000	8,469,520

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	31

Schedule of investments (cont’d)

February 28, 2019

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
JFK International Air Terminal LLC	6.000%	12/1/42	$15,000,000	$15,854,100
Triborough Bridge & Tunnel Authority, NY, Revenue, MTA Bridges & Tunnels, Series C-2	5.000%	11/15/42	9,290,000	10,649,034
Total New York				392,074,288
North Carolina — 0.7%
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue:
Carolinas Healthcare System	5.125%	1/15/37	2,000,000	2,114,040
Carolinas Healthcare System	5.250%	1/15/42	5,000,000	5,287,050
Monroe, NC, COP, AGC	5.500%	3/1/39	1,000,000	1,000,000	(a)
North Carolina Eastern Municipal Power Agency, Power System Revenue, Series A	6.000%	1/1/26	1,310,000	1,468,942	(a)
North Carolina State Turnpike Authority, Monroe Expressway Toll Revenue:
Series A, Refunding	5.000%	7/1/42	1,245,000	1,341,326
Series A, Refunding, State Appropriations	5.000%	7/1/51	8,445,000	9,042,653
Series A, Refunding, State Appropriations	5.000%	7/1/47	2,750,000	2,951,850
North Carolina State Turnpike Authority, Triangle Expressway System Revenue:
Senior Lien, Refunding	5.000%	1/1/32	1,100,000	1,238,490
Senior Lien, Refunding, AGM	5.000%	1/1/39	700,000	780,115
Raleigh Durham, NC, Airport Authority, Series A, Refunding	5.000%	5/1/32	4,500,000	4,656,195
Total North Carolina				29,880,661
Ohio — 0.5%
Franklin County, OH, Revenue, Trinity Health Credit Group, Series A	5.000%	12/1/47	5,000,000	5,576,500
Greater Cincinnati, OH, Elderly HDC Mortgage Revenue, Cambridge Apartments, Refunding, FHA	6.600%	8/1/25	435,000	440,838
Indian Creek, OH, Local School District, GO, Series A, SD Credit Program	5.000%	11/1/45	1,320,000	1,492,300
Lucas County, OH, Hospital Revenue, Promedica Healthcare, Series A	6.000%	11/15/41	5,000,000	5,564,300	(a)
Montgomery County, OH, Administration Building Revenue, Catholic Health Initiatives, Series D	6.250%	10/1/33	1,400,000	1,405,320
Ohio State Higher Educational Facility Commission College & University Revenue:
University of Dayton 2018 Project, Series B, Refunding	5.000%	12/1/34	545,000	633,753
University of Dayton 2018 Project, Series B, Refunding	5.000%	12/1/36	1,000,000	1,149,760
Ohio State Private Activity Revenue:
Portsmouth Bypass Project	5.000%	12/31/39	2,350,000	2,501,598	(f)

See Notes to Financial Statements.

32	Western Asset Managed Municipals Fund 2019 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Ohio — continued
Portsmouth Bypass Project	5.000%	6/30/53	$1,650,000	$1,735,635	(f)
Total Ohio				20,500,004
Oklahoma — 0.0%
Payne County, OK, EDA Revenue, Epworth Living at The Ranch, Series A	6.875%	11/1/46	2,850,000	1,097,250	*(g)
Oregon — 0.9%
Oregon State Department of Administrative Services, COP, Series A	5.250%	5/1/39	1,900,000	1,911,267	(a)
Oregon State Facilities Authority Revenue, Legacy Health System Project, Series A, Refunding	5.250%	5/1/21	5,000,000	5,363,950
Oregon State Health & Science University Revenue, Series A	5.750%	7/1/39	17,100,000	17,328,627	(a)
Tri-County Metropolitan Transportation District of Oregon, Payroll Tax Revenue, Senior Lien, Series A	5.000%	9/1/48	1,000,000	1,144,260
University of Oregon General Revenue, Series A	5.000%	4/1/48	13,000,000	14,848,210
Total Oregon				40,596,314
Pennsylvania — 3.5%
Allegheny County, PA, IDA Revenue, U.S. Steel Corp. Project, Refunding	6.750%	12/1/27	8,800,000	9,095,768
Bucks County, PA, IDA Revenue, U.S. Steel Corp. Project, Refunding	6.750%	6/1/26	15,000,000	15,558,300
Commonwealth Financing Authority, PA:
Tobacco Master Settlement Payment Bonds	5.000%	6/1/31	2,000,000	2,310,560
Tobacco Master Settlement Payment Bonds	5.000%	6/1/32	1,750,000	2,005,622
Tobacco Master Settlement Payment Bonds	5.000%	6/1/34	1,000,000	1,135,770
Cumberland County, PA, Municipal Authority Revenue, Diakon Lutheran Social Ministries Project, Refunding	5.000%	1/1/38	10,000,000	10,579,000
Dauphin County, PA, IDA Revenue, Dauphin Consolidated Water Supply, Series A	6.900%	6/1/24	2,400,000	2,850,720	(f)
Delaware River Port Authority of Pennsylvania & New Jersey Revenue, Series D	5.000%	1/1/35	14,015,000	14,409,522	(a)
East Hempfield Township, PA, IDA Revenue, Student Services Inc.-Student Housing Project-Millersville University	5.000%	7/1/47	2,700,000	2,811,132
Erie, PA, Water Authority Revenue, Refunding	5.000%	12/1/43	2,000,000	2,218,800
Lackawanna County, PA, GO, Series B, AGC	6.000%	9/15/34	4,000,000	4,084,200
Monroe County, PA, Hospital Authority Revenue, Pocono Medical Centre, Refunding	5.000%	7/1/36	1,710,000	1,906,565
Montgomery County, PA, Higher Education & Health Authority, Hospital Revenue, Abington Memorial Hospital, Series A	5.125%	6/1/33	5,000,000	5,042,300	(a)
Pennsylvania Economic Development Financing Authority, Water Facility Revenue, American Water Co. Project	6.200%	4/1/39	6,000,000	6,018,660

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	33

Schedule of investments (cont’d)

February 28, 2019

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Pennsylvania State Higher EFA Revenue:
Drexel University	5.125%	5/1/36	$9,695,000	$10,406,225	(a)
Drexel University, Unrefunded	5.125%	5/1/36	605,000	639,122
Thomas Jefferson University	5.000%	3/1/40	5,710,000	5,893,919	(a)
Thomas Jefferson University, Refunding	5.000%	9/1/45	5,000,000	5,571,250
Trustees of University of Pennsylvania, Series A	5.000%	2/15/48	6,750,000	7,784,032
University of Pennsylvania Health Systems Revenue, Series A	5.000%	8/15/24	1,000,000	1,080,020	(a)
University of Pennsylvania Health Systems Revenue, Series A	5.250%	8/15/25	1,750,000	1,900,483	(a)
University of Pennsylvania Health Systems, Series A	5.750%	8/15/41	2,000,000	2,195,860	(a)
Pennsylvania State Turnpike Commission Revenue:
Series A-1	5.000%	12/1/42	2,500,000	2,789,925
Series A-1	5.000%	12/1/47	3,975,000	4,411,177
Philadelphia, PA, Airport Revenue, Series B, Refunding	5.000%	7/1/47	2,000,000	2,200,620	(f)
Philadelphia, PA, Hospitals & Higher EFA, Hospital Revenue, Presbyterian Medical Center	6.650%	12/1/19	165,000	171,102	(i)
Philadelphia, PA, School District, GO:
Series A	5.000%	9/1/30	2,705,000	3,071,987
Series A	5.000%	9/1/34	810,000	909,128
Series A	5.000%	9/1/35	1,200,000	1,343,844
Philadelphia, PA, Water & Wastewater Revenue:
Series A	5.000%	10/1/43	5,000,000	5,654,100
Series A	5.000%	7/1/45	6,000,000	6,619,380
State Public School Building Authority, PA, Lease Revenue:
Philadelphia School District Project, Refunding, AGM	5.000%	6/1/31	3,500,000	4,025,140
Philadelphia School District Project, Refunding, AGM	5.000%	6/1/33	10,500,000	11,937,240
Total Pennsylvania				158,631,473
Puerto Rico — 0.5%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue:
Restructured, Series A-1	4.750%	7/1/53	7,725,000	7,112,948
Restructured, Series A-1	5.000%	7/1/58	16,750,000	15,921,713
Total Puerto Rico				23,034,661
Rhode Island — 0.3%
Rhode Island State Health & Educational Building Corp. Revenue:
Hospital Financing Lifespan Obligated Group, Refunding	5.000%	5/15/34	1,600,000	1,749,136
Hospital Financing Lifespan Obligated Group, Refunding	5.000%	5/15/39	4,000,000	4,327,560

See Notes to Financial Statements.

34	Western Asset Managed Municipals Fund 2019 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Rhode Island — continued
Hospital Financing, Lifespan Obligation, Series A	7.000%	5/15/39	$5,460,000	$5,517,931	(a)
Total Rhode Island				11,594,627
South Carolina — 0.6%
Piedmont, SC Municipal Power Agency, Electric Revenue:
Refunding Bonds, FGIC	6.750%	1/1/20	565,000	588,448	(i)
Unrefunded Balance, NATL	6.750%	1/1/20	670,000	697,128
South Carolina State Jobs, EDA Hospital Revenue, Palmetto Health, Series A, Refunding, AGM	6.500%	8/1/39	3,500,000	3,898,230	(a)
South Carolina State Ports Authority Revenue:
Series 2010	5.250%	7/1/40	10,000,000	10,473,700	(a)
Series 2018	5.000%	7/1/37	750,000	848,768	(f)
Series 2018	5.000%	7/1/38	1,600,000	1,804,032	(f)
Series 2018	5.000%	7/1/43	4,000,000	4,452,120	(f)
Series 2018	5.000%	7/1/48	2,750,000	3,044,222	(f)
Total South Carolina				25,806,648
South Dakota — 0.1%
South Dakota State HEFA Revenue, Regional Health	5.000%	9/1/40	2,775,000	3,101,451
Tennessee — 1.6%
Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Catholic Health Initiatives, Series D	6.250%	10/1/33	1,250,000	1,254,750
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue	5.000%	12/15/20	2,000,000	2,103,980
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Revenue:
Subordinated, Green Bond, Series A	5.000%	7/1/42	2,000,000	2,286,440
Subordinated, Series B	5.000%	7/1/42	2,500,000	2,858,050
Subordinated, Series B	5.000%	7/1/46	3,950,000	4,499,366
Tennessee Energy Acquisition Corp., Gas Revenue:
Series 2018	4.000%	11/1/25	15,900,000	16,848,276	(b)
Series A	5.250%	9/1/23	20,000,000	22,258,600
Series A	5.250%	9/1/24	5,040,000	5,682,348
Series C	5.000%	2/1/21	14,615,000	15,313,012
Total Tennessee				73,104,822
Texas — 8.5%
Arlington, TX, Higher Education Finance Corp., Education Revenue, Uplift Education, Series A, Refunding, PSF — GTD	5.000%	12/1/47	2,350,000	2,632,587
Arlington, TX, Special Tax Revenue, Senior Lien, Series A, AGM	5.000%	2/15/48	7,300,000	8,181,183
Austin, TX, Airport System Revenue:
Series 2014	5.000%	11/15/39	7,000,000	7,716,800	(f)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	35

Schedule of investments (cont’d)

February 28, 2019

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Series 2014	5.000%	11/15/44	$8,500,000	$9,347,025	(f)
Bexar County Texas Hospital District :
Refunding	5.000%	2/15/32	2,000,000	2,369,300
Refunding	5.000%	2/15/33	2,500,000	2,946,300
Refunding	5.000%	2/15/34	1,000,000	1,172,340
Refunding	5.000%	2/15/37	1,000,000	1,156,350
Refunding	5.000%	2/15/39	2,000,000	2,296,240
Central Texas Regional Mobility Authority Revenue:
Refunding	5.000%	1/1/46	4,000,000	4,360,000
Series A, Senior Lien	5.000%	1/1/40	4,000,000	4,385,000
Series A, Senior Lien	5.000%	1/1/45	4,500,000	4,893,300
Central Texas Turnpike System Revenue, Subordinated, Series C, Refunding	5.000%	8/15/42	15,000,000	15,959,250
Dallas, TX, Waterworks & Sewer System Revenue, Series 2017	5.000%	10/1/46	8,000,000	9,081,840
Grand Parkway Transportation Corp., TX, System Toll Revenue:
Convertible CAB, Step Bond (0.000% until 10/1/23, 5.450%)	0.000%	10/1/34	5,000,000	4,933,800
First Tier Toll Revenue, Series A	5.125%	10/1/43	2,000,000	2,167,020
Subordinated Tier, Series A	5.000%	10/1/43	3,750,000	4,262,625
Subordinated Tier, Series A	5.000%	10/1/48	7,400,000	8,355,266
Gulf Coast IDA, Texas Solid Waste Disposal Revenue, Citgo Petroleum Project	8.000%	4/1/28	5,000,000	5,023,550	(f)
Harris County, TX, Health Facilities Development Corp. Revenue, School Health Care System, Series B	5.750%	7/1/27	1,940,000	2,336,769	(i)
Harris County, TX, Houston Sports Authority Revenue, Senior Lien, Series A, Refunding, AGM	5.000%	11/15/27	4,000,000	4,562,280
Houston, TX, Airport Systems Revenue, Special Facilities, United Airlines Inc., Airport Improvement Project	5.000%	7/15/28	7,400,000	8,527,612	(f)
Houston, TX, Combined Utility System Revenue, First Lien, Series D, Refunding	5.000%	11/15/44	3,000,000	3,343,740
Limestone County, TX, PFC Revenue, County Jail Project	5.750%	11/1/31	8,175,000	8,198,380
Love Field, TX, Airport Modernization Corp., General Airport Revenue:
Series 2017	5.000%	11/1/33	710,000	804,409	(f)
Series 2017	5.000%	11/1/36	710,000	795,853	(f)
Love Field, TX, Airport Modernization Corp., Special Facilities Revenue:
Southwest Airlines Co. Project	5.000%	11/1/28	4,000,000	4,335,320	(f)
Southwest Airlines Co. Project	5.250%	11/1/40	15,000,000	15,586,200

See Notes to Financial Statements.

36	Western Asset Managed Municipals Fund 2019 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
New Hope Cultural Education Facilities Finance Corp., TX, Educational Facilities Revenue, Texas A&M University, Cain Hall Redevelopment Project	5.000%	4/1/46	$5,500,000	$6,089,710
New Hope Cultural Education Facilities Finance Corp., TX, Retirement Facility Revenue, MRC Crestview, Refunding	5.000%	11/15/46	1,550,000	1,598,825
New Hope Cultural Education Facilities Finance Corp., TX, Senior Living Revenue:
4-K Housing Inc., Stoney Brook Project	5.000%	7/1/47	980,000	1,023,032
Cardinal Bay Inc., Village on the Park Carriage Inn Project	5.000%	7/1/46	2,100,000	2,274,804
Cardinal Bay Inc., Village on the Park Carriage Inn Project	5.000%	7/1/46	1,700,000	1,782,518
Cardinal Bay Inc., Village on the Park Carriage Inn Project	5.000%	7/1/51	1,700,000	1,835,864
North Texas Tollway Authority Revenue:
1st Tier, Series A, Unrefunded	6.250%	1/1/39	1,495,000	1,499,739
Series A, Refunding	4.000%	1/1/39	5,000,000	5,127,150
Series B, Refunding	5.000%	1/1/40	11,205,000	12,131,541
Series B, Refunding	5.000%	1/1/45	11,000,000	12,162,920
Southside, TX, ISD, GO, School Building, Series 2017, PSF — GTD	5.000%	8/15/47	5,060,000	5,767,186
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue:
Buckner Senior Living Ventana Project	6.625%	11/15/37	500,000	553,340
Buckner Senior Living Ventana Project	6.750%	11/15/47	2,000,000	2,193,380
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Senior Lien, Series D	6.250%	12/15/26	45,070,000	52,137,427
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue:
Series 2012	5.000%	12/15/29	10,000,000	10,815,700
Series 2012	5.000%	12/15/30	15,000,000	16,163,550
Series 2012	5.000%	12/15/31	10,000,000	10,740,900
Texas State Private Activity Bond Surface Transportation Corp. Revenue:
Senior Lien, Blueridge Transportation Group LLC	5.000%	12/31/50	4,000,000	4,253,840	(f)
Senior Lien, Blueridge Transportation Group LLC	5.000%	12/31/55	5,000,000	5,301,900	(f)
Senior Lien, LBJ Infrastructure Group LLC	7.000%	6/30/40	15,000,000	15,934,650
Senior Lien, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project	6.875%	12/31/39	18,000,000	18,685,080
Texas State Water Development Board Revenue:
State Water Implementation Fund, Series A	5.000%	10/15/42	9,900,000	11,354,409
State Water Implementation Fund, Series A	5.000%	10/15/43	4,825,000	5,544,118
State Water Implementation Fund, Series A	5.000%	10/15/47	3,000,000	3,421,110

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	37

Schedule of investments (cont’d)

February 28, 2019

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
State Water Implementation Fund, Series B	5.000%	4/15/49	$17,710,000	$20,352,332
Woodloch Health Facilities Development Corp., TX, Senior Housing Revenue:
Inspired Living Lewisville Project	6.750%	12/1/51	5,500,000	5,635,575	(d)
Subordinate, Inspired Living Lewisville Project	10.000%	12/1/51	850,000	878,356
Total Texas				384,989,295
U.S. Virgin Islands — 0.4%
Virgin Islands Public Finance Authority Revenue:
Matching Fund Loan, Cruzan Project, Series A	6.000%	10/1/39	4,915,000	4,730,688
Matching Fund Loan, Diageo Project, Series A	6.750%	10/1/37	3,500,000	3,414,250
Matching Fund Loan, Diageo Project, Series B	6.625%	10/1/29	4,200,000	4,097,100
Matching Fund Loan, Senior Lien, Series A	5.000%	10/1/29	6,085,000	5,917,662
Total U.S. Virgin Islands				18,159,700
Utah — 0.4%
Salt Lake City, UT, Airport Revenue:
Series A	5.000%	7/1/36	4,800,000	5,436,288	(f)
Series A	5.000%	7/1/37	3,500,000	3,947,860	(f)
Utah State Charter School Finance Authority, Charter School Revenue:
Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/42	1,750,000	1,915,900
Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/47	3,750,000	4,098,450
Utah Charter Academies Inc., UT CSCE	5.000%	10/15/43	1,150,000	1,263,908
Utah Charter Academies Inc., UT CSCE	5.000%	10/15/48	1,200,000	1,310,472
Total Utah				17,972,878
Vermont — 0.1%
Vermont State Student Assistance Corp., Education Loan Revenue, Series B, Class A-2, (3 mo. LIBOR + 3.000%)	5.598%	12/3/35	4,974,010	5,196,497	(c)(f)
Virginia — 1.4%
Arlington County, VA, IDA Revenue, Refunding	5.000%	2/15/43	1,650,000	1,884,399
Hampton Roads, VA, Sanitation District Wastewater Revenue:
Subordinated, Series A, Refunding	5.000%	8/1/33	15,000,000	17,494,200
Subordinated, Series A, Refunding	5.000%	8/1/43	5,000,000	5,668,450
Prince William County, VA, IDA, Student Housing Revenue, George Mason University Foundation, Prince William Housing LLC	5.125%	9/1/41	2,000,000	2,138,160
Virginia Port Authority, Port Facilities Revenue:
Series B, Refunding	5.000%	7/1/41	6,940,000	7,701,943	(f)
Series B, Refunding	5.000%	7/1/45	9,730,000	10,713,508	(f)

See Notes to Financial Statements.

38	Western Asset Managed Municipals Fund 2019 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Virginia — continued
Virginia Small Business Financing Authority Revenue:
Senior Lien, Elizabeth River Crossing Opco LLC Project	5.000%	7/1/27	$3,000,000	$3,187,440	(f)
Senior Lien, Elizabeth River Crossing Opco LLC Project	5.250%	1/1/32	5,000,000	5,327,150	(f)
Virginia State College Building Authority, VA, Educational Facilities Revenue, Liberty University Inc. Project	5.000%	3/1/41	7,225,000	7,440,377
Total Virginia				61,555,627
Washington — 1.9%
Port of Seattle, WA, Revenue, Series A	5.000%	5/1/43	8,500,000	9,397,005	(f)
Washington State Health Care Facilities Authority Revenue:
Central Washington Health Services Association	7.000%	7/1/39	8,500,000	8,645,010	(a)
Swedish Health Services, Series A	6.250%	11/15/41	21,550,000	23,655,219	(a)
Washington State HFC Revenue:
Heron’s Key, Series A	7.000%	7/1/45	2,000,000	2,121,000	(d)
Heron’s Key, Series A	7.000%	7/1/50	2,150,000	2,274,270	(d)
Presbyterian Retirement Communities North West Project, Refunding	5.000%	1/1/51	3,250,000	3,375,548	(d)
Washington State, GO:
Series R-2018D, Refunding	5.000%	8/1/34	6,900,000	8,079,072
Various Purpose, Series A	5.000%	8/1/41	24,035,000	27,774,125
Total Washington				85,321,249
West Virginia — 0.2%
West Virginia State Hospital Finance Authority Revenue:
United Health System, Refunding	5.500%	6/1/34	4,030,000	4,067,721	(a)
United Health System, Refunding	5.500%	6/1/39	4,000,000	4,037,440	(a)
Total West Virginia				8,105,161
Wisconsin — 1.6%
La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project	6.000%	11/1/21	3,275,000	3,579,411	(f)
Mount Pleasant, WI, Tax Increment Revenue:
Series A	5.000%	4/1/43	1,750,000	1,955,467
Series A	5.000%	4/1/48	12,000,000	13,375,560
Public Finance Authority, WI, Revenue:
Denver International Airport	5.000%	9/30/49	17,220,000	18,571,426	(f)
Pilot Revenue, American Dream @ Meadowlands Project	7.000%	12/1/50	8,100,000	9,118,980	(d)
Wisconsin State HEFA Revenue:
Aurora Health Care Inc., Series A	5.500%	4/15/29	9,000,000	9,378,630	(a)
Aurora Health Care Inc., Series A	5.625%	4/15/39	7,800,000	8,138,910	(a)
Children’s Hospital, Series B	5.375%	8/15/37	2,800,000	2,897,608	(a)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	39

Schedule of investments (cont’d)

February 28, 2019

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Wisconsin — continued
Essentia Health, Series B, AGC	5.125%	2/15/30	$6,475,000	$6,645,940
Total Wisconsin				73,661,932
Wyoming — 0.2%
Campbell County, WY, Solid Waste Facilities Revenue, Basin Electric Power Cooperative, Series B	5.750%	7/15/39	11,000,000	11,152,900
Total Investments before Short-Term Investments (Cost — $4,292,284,850)				4,504,720,158
Short-Term Investments — 0.3%
Municipal Bonds — 0.3%
California — 0.0%
Alameda County, CA, IDA Revenue, JMS Family Partnership, Series A, LOC — Wells Fargo Bank N.A.	1.760%	10/1/25	300,000	300,000	(f)(k)(l)
Connecticut — 0.1%
Connecticut State HFA, Housing Mortgage Finance Program Project, Series D, SPA — Royal Bank of Canada	1.740%	11/15/24	1,800,000	1,800,000	(f)(k)(l)
Massachusetts — 0.0%
Massachusetts State DFA Revenue, Partners Healthcare Systems Inc., Series K-1	1.700%	7/1/46	600,000	600,000	(k)(l)
New York — 0.2%
New York City, NY, GO, Subseries H-5, LOC — Dexia Credit Local	1.660%	3/1/34	600,000	600,000	(k)(l)
New York City, NY, HDC, Multi-Family Mortgage Revenue, The Dorado Apartments, Series A, LOC — Citibank N.A.	1.790%	6/1/40	600,000	600,000	(f)(k)(l)
New York City, NY, TFA Future Tax Secured Revenue, Subordinated Series 2A, SPA — Dexia Credit Local	1.660%	11/1/22	700,000	700,000	(k)(l)
New York State HFA Revenue:
160 Madison Avenue, Series A, LOC — Landesbank Hessen — Thuringen	1.560%	11/1/46	500,000	500,000	(k)(l)
42nd & 10th Housing, LIQ — FHLMC, LOC — FHLMC	1.770%	11/1/41	1,300,000	1,300,000	(f)(k)(l)
606 West 57th Street, Series A LOC — Wells Fargo Bank N.A.	2.420%	5/1/49	2,500,000	2,500,000	(k)(l)
New York State Housing Finance Agency Revenue, 42nd & 10th Housing, LIQ — FHLMC, LOC — FHLMC	1.700%	11/1/41	200,000	200,000	(k)(l)
New York State Urban Development Corp. Revenue, State Facilities, Series A3A, SPA — JPMorgan Chase	1.740%	3/15/33	2,000,000	2,000,000	(k)(l)
Triborough Bridge & Tunnel Authority, NY, Revenue, Subseries B-3, Refunding, LOC — State Street Bank & Trust Co.	1.580%	1/1/32	400,000	400,000	(k)(l)
Total New York				8,800,000
North Carolina — 0.0%
Charlotte, NC, Water & Sewer System Revenue, Series B, SPA — Wells Fargo Bank N.A.	1.700%	7/1/36	1,190,000	1,190,000	(k)(l)

See Notes to Financial Statements.

40	Western Asset Managed Municipals Fund 2019 Annual Report

Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
North Carolina — continued
North Carolina Medical Care Commission, Health Care Facilities Revenue, Novant Health Group, Series B SPA — JPMorgan Chase	1.750%	11/1/34	$100,000	$100,000	(k)(l)
Raleigh, NC, COP, Downtown Improvement Project, Series B-1 RMK SPA — Wells Fargo Bank N.A.	1.750%	2/1/34	300,000	300,000	(k)(l)
Total North Carolina				1,590,000
Washington — 0.0%
Vancouver, WA, Housing Authority Revenue, Refunding, LIQ — FHLMC	1.750%	12/1/38	200,000	200,000	(k)(l)
Total Short-Term Investments (Cost — $13,290,000)				13,290,000
Total Investments — 99.2% (Cost — $4,305,574,850)				4,518,010,158
Other Assets in Excess of Liabilities — 0.8%				38,169,184
Total Net Assets — 100.0%				$4,556,179,342

*	Non-income producing security.

(a)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(b)	Maturity date shown represents the mandatory tender date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)	Securities traded on a when-issued or delayed delivery basis.

(f)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(g)	The coupon payment on these securities is currently in default as of February 28, 2019.

(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(i)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(l)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	41

Schedule of investments (cont’d)

February 28, 2019

Western Asset Managed Municipals Fund

Abbreviations used in this schedule:

ABAG	— Association of Bay Area Governments

AGC	— Assured Guaranty Corporation — Insured Bonds

AGM	— Assured Guaranty Municipal Corporation — Insured Bonds

AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds

BAM	— Build America Mutual — Insured Bonds

CAB	— Capital Appreciation Bonds

CDA	— Communities Development Authority

COP	— Certificates of Participation

CSCE	— Charter School Credit Enhancement

CTFS	— Certificates

CWA	— Clean Water Act

DFA	— Development Finance Agency

EDA	— Economic Development Authority

EDC	— Economic Development Corporation

EDR	— Economic Development Revenue

EFA	— Educational Facilities Authority

FGIC	— Financial Guaranty Insurance Company

FHA	— Federal Housing Administration — Insured Bonds

FHLMC	— Federal Home Loan Mortgage Corporation

FNMA	— Federal National Mortgage Association

GNMA	— Government National Mortgage Association

GO	— General Obligation

GTD	— Guaranteed

HDC	— Housing Development Corporation

HEFA	— Health & Educational Facilities Authority

HFC	— Housing Finance Commission

IDA	— Industrial Development Authority

ISD	— Independent School District

LIBOR	— London Interbank Offered Rate

LIQ	— Liquidity Facility

LOC	— Letter of Credit

MFA	— Municipal Finance Authority

MTA	— Metropolitan Transportation Authority

NATL	— National Public Finance Guarantee Corporation — Insured Bonds

PCFA	— Pollution Control Financing Authority

PCR	— Pollution Control Revenue

PEA	— Public Energy Authority

PFA	— Public Facilities Authority

PFC	— Public Facilities Corporation

PSF	— Permanent School Fund

SD	— School District

SIFMA	— Securities Industry and Financial Markets Association

SPA	— Standby Bond Purchase Agreement — Insured Bonds

TFA	— Transitional Finance Authority

USD	— Unified School District

See Notes to Financial Statements.

42	Western Asset Managed Municipals Fund 2019 Annual Report

Western Asset Managed Municipals Fund

At February 28, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	410	6/19	$66,457,166	$65,433,438	$1,023,728

Ratings Table (unaudited)*
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	6.7%
AA/Aa	33.9
A	37.4
BBB/Baa	15.1
BB/Ba	2.0
B/B	0.1
CCC/Caa	0.4
A-1/VMIG 1	0.3
NR***	4.1
100.0%

*	As a percentage of total investments.

**

The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

***

The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	43

Statement of assets and liabilities

February 28, 2019

Assets:
Investments, at value (Cost — $4,305,574,850)	$4,518,010,158
Cash	34,760
Interest receivable	54,528,671
Receivable for Fund shares sold	5,690,606
Receivable from broker — variation margin on open futures contracts	307,500
Prepaid expenses	288,492
Total Assets	4,578,860,187

Liabilities:
Payable for securities purchased	8,226,126
Payable for Fund shares repurchased	7,351,243
Distributions payable	3,869,472
Investment management fee payable	1,557,594
Service and/or distribution fees payable	598,850
Trustees’ fees payable	10,849
Accrued expenses	1,066,711
Total Liabilities	22,680,845
Total Net Assets	$4,556,179,342

Net Assets:
Par value (Note 7)	$2,866
Paid-in capital in excess of par value	4,420,442,885
Total distributable earnings (loss)	135,733,591
Total Net Assets	$4,556,179,342

See Notes to Financial Statements.

44	Western Asset Managed Municipals Fund 2019 Annual Report

Net Assets:
Class 1	$18,670,494
Class A	$2,991,086,209
Class C	$478,071,785
Class I	$1,042,909,504
Class IS	$25,441,350

Shares Outstanding:
Class 1	1,178,636
Class A	188,210,400
Class C	30,063,551
Class I	65,519,272
Class IS	1,598,528

Net Asset Value:
Class 1 (and redemption price)	$15.84
Class A (and redemption price)	$15.89
Class C*	$15.90
Class I (and redemption price)	$15.92
Class IS (and redemption price)	$15.92
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$16.60

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	45

Statement of operations

For the Year Ended February 28, 2019

Investment Income:
Interest	$210,986,856

Expenses:
Investment management fee (Note 2)	20,809,018
Service and/or distribution fees (Notes 2 and 5)	8,140,643
Transfer agent fees (Note 5)	3,483,513
Registration fees	219,999
Legal fees	204,816
Fund accounting fees	172,366
Trustees’ fees	126,487
Audit and tax fees	85,241
Shareholder reports	67,225
Insurance	55,906
Commitment fees (Note 8)	53,554
Custody fees	35,398
Interest expense	1,198
Miscellaneous expenses	94,171
Total Expenses	33,549,535
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(443)
Net Expenses	33,549,092
Net Investment Income	177,437,764

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(9,743,401)
Futures contracts	1,363,608
Net Realized Loss	(8,379,793)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(36,257,383)
Futures contracts	1,023,728
Change in Net Unrealized Appreciation (Depreciation)	(35,233,655)
Net Loss on Investments and Futures Contracts	(43,613,448)
Increase in Net Assets From Operations	$133,824,316

See Notes to Financial Statements.

46	Western Asset Managed Municipals Fund 2019 Annual Report

Statements of changes in net assets

For the Years Ended February 28,	2019	2018

Operations:
Net investment income	$177,437,764	$184,478,183
Net realized gain (loss)	(8,379,793)	19,802,283
Change in net unrealized appreciation (depreciation)	(35,233,655)	(75,360,690)
Increase in Net Assets From Operations	133,824,316	128,919,776

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(176,188,677)	(185,292,719)
Decrease in Net Assets From Distributions to Shareholders	(176,188,677)	(185,292,719)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,665,745,394	1,373,253,771
Reinvestment of distributions	129,129,317	141,717,513
Cost of shares repurchased	(2,172,326,103)	(1,227,039,906)
Increase (Decrease) in Net Assets From Fund Share Transactions	(377,451,392)	287,931,378
Increase (Decrease) in Net Assets	(419,815,753)	231,558,435

Net Assets:
Beginning of year	4,975,995,095	4,744,436,660
End of year(b)	$4,556,179,342	$4,975,995,095

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 10. For the year ended February 28, 2018, distributions from net investment income were $185,292,719.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 10. For the year ended February 28, 2018, end of year net assets included undistributed net investment income of $2,400,613.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	47

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class 1 Shares[1]	2019	2018	2017	2016[2]	2015

Net asset value, beginning of year	$15.97	$16.15	$16.71	$16.89	$16.22

Income (loss) from operations:
Net investment income	0.63	0.64	0.63	0.64	0.68
Net realized and unrealized gain (loss)	(0.13)	(0.17)	(0.56)	(0.18)	0.66
Total income from operations	0.50	0.47	0.07	0.46	1.34

Less distributions from:
Net investment income	(0.63)	(0.65)	(0.63)	(0.64)	(0.67)
Total distributions	(0.63)	(0.65)	(0.63)	(0.64)	(0.67)

Net asset value, end of year	$15.84	$15.97	$16.15	$16.71	$16.89
Total return[3]	3.19%	2.89%	0.38%	2.81%	8.38%

Net assets, end of year (000s)	$18,670	$20,074	$21,287	$22,993	$25,185

Ratios to average net assets:
Gross expenses	0.56%	0.56%	0.56%	0.57%	0.58%
Net expenses[4]	0.56	0.56	0.56	0.57	0.58
Net investment income	3.98	3.95	3.80	3.86	4.05

Portfolio turnover rate	23%	14%	17%	5%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expense Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

See Notes to Financial Statements.

48	Western Asset Managed Municipals Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2019	2018	2017	2016[2]	2015

Net asset value, beginning of year	$16.03	$16.20	$16.76	$16.95	$16.27

Income (loss) from operations:
Net investment income	0.61	0.62	0.62	0.63	0.66
Net realized and unrealized gain (loss)	(0.14)	(0.16)	(0.57)	(0.19)	0.68
Total income from operations	0.47	0.46	0.05	0.44	1.34

Less distributions from:
Net investment income	(0.61)	(0.63)	(0.61)	(0.63)	(0.66)
Total distributions	(0.61)	(0.63)	(0.61)	(0.63)	(0.66)

Net asset value, end of year	$15.89	$16.03	$16.20	$16.76	$16.95
Total return[3]	2.99%	2.83%	0.29%	2.66%	8.33%

Net assets, end of year (millions)	$2,991	$3,089	$3,004	$3,027	$2,780

Ratios to average net assets:
Gross expenses	0.70%	0.68%	0.66%	0.66%	0.66%
Net expenses	0.70 [4]	0.68 [4]	0.66	0.66	0.66
Net investment income	3.86	3.83	3.70	3.77	3.96

Portfolio turnover rate	23%	14%	17%	5%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	49

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2019	2018	2017	2016[2]	2015

Net asset value, beginning of year	$16.04	$16.21	$16.77	$16.96	$16.29

Income (loss) from operations:
Net investment income	0.53	0.53	0.52	0.54	0.57
Net realized and unrealized gain (loss)	(0.15)	(0.16)	(0.56)	(0.20)	0.66
Total income (loss) from operations	0.38	0.37	(0.04)	0.34	1.23

Less distributions from:
Net investment income	(0.52)	(0.54)	(0.52)	(0.53)	(0.56)
Total distributions	(0.52)	(0.54)	(0.52)	(0.53)	(0.56)

Net asset value, end of year	$15.90	$16.04	$16.21	$16.77	$16.96
Total return[3]	2.43%	2.26%	(0.27)%	2.08%	7.65%

Net assets, end of year (millions)	$478	$600	$684	$737	$749

Ratios to average net assets:
Gross expenses	1.25%	1.24%	1.23%	1.23%	1.24%
Net expenses	1.25	1.24 [4]	1.23	1.23	1.24
Net investment income	3.29	3.27	3.13	3.20	3.39

Portfolio turnover rate	23%	14%	17%	5%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

50	Western Asset Managed Municipals Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2019	2018	2017	2016[2]	2015

Net asset value, beginning of year	$16.05	$16.23	$16.79	$16.97	$16.30

Income (loss) from operations:
Net investment income	0.64	0.65	0.63	0.64	0.68
Net realized and unrealized gain (loss)	(0.14)	(0.18)	(0.56)	(0.18)	0.66
Total income from operations	0.50	0.47	0.07	0.46	1.34

Less distributions from:
Net investment income	(0.63)	(0.65)	(0.63)	(0.64)	(0.67)
Total distributions	(0.63)	(0.65)	(0.63)	(0.64)	(0.67)

Net asset value, end of year	$15.92	$16.05	$16.23	$16.79	$16.97
Total return[3]	3.21%	2.89%	0.38%	2.81%	8.36%

Net assets, end of year (millions)	$1,043	$1,267	$1,035	$1,067	$940

Ratios to average net assets:
Gross expenses	0.55%	0.55%	0.58%	0.58%	0.57%
Net expenses[4]	0.55	0.55	0.58	0.58	0.57
Net investment income	3.99	3.95	3.78	3.85	4.05

Portfolio turnover rate	23%	14%	17%	5%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	51

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class IS Shares[1]	2019[2]

Net asset value, beginning of period	$16.04

Income (loss) from operations:
Net investment income	0.62
Net realized and unrealized loss	(0.13)
Total income from operations	0.49

Less distributions from:
Net investment income	(0.61)
Total distributions	(0.61)

Net asset value, end of period	$15.92
Total return[3]	3.15%

Net assets, end of period (000s)	$25,441

Ratios to average net assets:
Gross expenses	0.48%[4]
Net expenses[5]	0.48 [4]
Net investment income	4.15 [4]

Portfolio turnover rate	23%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 16, 2018 (inception date) to February 28, 2019.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.50%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[6]	For the year ended February 28, 2019.

See Notes to Financial Statements.

52	Western Asset Managed Municipals Fund 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Managed Municipals Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Western Asset Managed Municipals Fund 2019 Annual Report	53

Notes to financial statements (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

54	Western Asset Managed Municipals Fund 2019 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$4,504,720,158	—	$4,504,720,158
Short-term investments†	—	13,290,000	—	13,290,000
Total investments	—	$4,518,010,158	—	$4,518,010,158
Other financial instruments:
Futures contracts	$1,023,728	—	—	$1,023,728
Total	$1,023,728	$4,518,010,158	—	$4,519,033,886

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks.

Western Asset Managed Municipals Fund 2019 Annual Report	55

Notes to financial statements (cont’d)

The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

56	Western Asset Managed Municipals Fund 2019 Annual Report

As of February 28, 2019, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are-taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications

Western Asset Managed Municipals Fund 2019 Annual Report	57

Notes to financial statements (cont’d)

have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings/Loss	Paid-in Capital
(a)	$57,562,287	$(57,562,287)

(a)	Reclassifications are due to the expiration of a capital loss carryforward.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $500 million	0.550%
Next $1 billion	0.500
Next $1 billion	0.450
Over $2.5 billion	0.400

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class IS shares did not exceed 0.60% and 0.50%, respectively. In addition, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares and the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended February 28, 2019, fees waived and/or expenses reimbursed amounted to $443.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

58	Western Asset Managed Municipals Fund 2019 Annual Report

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 28, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$312,911	—
CDSCs	52,279	$15,223

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended February 28, 2019, such purchase and sale transactions (excluding accrued interest) were $442,829,745 and $534,425,000, respectively.

3. Investments

During the year ended February 28, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,043,183,127
Sales	1,357,033,497

At February 28, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$4,303,904,921	$235,156,554	$(21,051,317)	$214,105,237
Futures contracts	—	1,023,728	—	1,023,728

Western Asset Managed Municipals Fund 2019 Annual Report	59

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2019.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$1,023,728

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$1,363,608

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$1,023,728

During the year ended February 28, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$15,114,938

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.15% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

60	Western Asset Managed Municipals Fund 2019 Annual Report

For the year ended February 28, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class 1	—		$17,377
Class A	$4,381,591	†	2,118,649
Class C	3,759,052		404,971
Class I	—		941,856
Class IS1	—		660
Total	$8,140,643		$3,483,513

†	Amounts shown are exclusive of expense reimbursements. For the year ended February 28, 2019, the service and/or distribution fees reimbursed amounted to $443 for Class A shares.

[1]	For the period March 16, 2018 (inception date) to February 28, 2019.

For the year ended February 28, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	$443
Class C	—
Class I	—
Class IS1	—
Total	$443

[1]	For the period March 16, 2018 (inception date) to February 28, 2019.

6. Distributions to shareholders by class

	Year Ended February 28, 2019	Year Ended February 28, 2018
Net Investment Income:
Class 1	$759,603	$822,849
Class A	111,838,636	113,466,356
Class C	17,541,017	21,300,905
Class I	45,611,075	49,702,609
Class IS1	438,346	—
Total	$176,188,677	$185,292,719

[1]	For the period March 16, 2018 (inception date) to February 28, 2019.

7. Shares of beneficial interest

At February 28, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Managed Municipals Fund 2019 Annual Report	61

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended February 28, 2019		Year Ended February 28, 2018
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	47,913	$759,603	50,688	$822,849
Shares repurchased	(125,920)	(1,999,533)	(112,205)	(1,822,367)
Net decrease	(78,007)	$(1,239,930)	(61,517)	$(999,518)

Class A
Shares sold	80,169,677	$1,268,903,447	45,979,325	$748,819,842
Shares issued on reinvestment	4,876,783	77,566,965	5,226,662	85,127,730
Shares repurchased	(89,588,925)	(1,418,743,959)	(43,884,323)	(711,895,441)
Net increase (decrease)	(4,542,465)	$(72,273,547)	7,321,664	$122,052,131

Class C
Shares sold	1,798,262	$28,580,075	2,418,680	$39,504,406
Shares issued on reinvestment	907,295	14,442,034	1,061,655	17,303,617
Shares repurchased	(10,063,060)	(160,080,480)	(8,227,023)	(134,132,194)
Net decrease	(7,357,503)	$(117,058,371)	(4,746,688)	$(77,324,171)

Class I
Shares sold	21,359,064	$340,256,692	35,996,926	$584,929,523
Shares issued on reinvestment	2,254,224	35,922,369	2,357,977	38,463,317
Shares repurchased	(37,004,132)	(588,432,443)	(23,253,105)	(379,189,904)
Net increase (decrease)	(13,390,844)	$(212,253,382)	15,101,798	$244,202,936

Class IS1
Shares sold	1,765,108	$28,005,180	—	—
Shares issued on reinvestment	27,672	438,346	—	—
Shares repurchased	(194,252)	(3,069,688)	—	—
Net increase	1,598,528	$25,373,838	—	—

[1]	For the period March 16, 2018 (inception date) to February 28, 2019.

8. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets.

62	Western Asset Managed Municipals Fund 2019 Annual Report

For the year ended February 28, 2019, the Fund incurred a commitment fee in the amount of $53,554. The Fund did not utilize the Redemption Facility during the year ended February 28, 2019.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28, was as follows:

	2019	2018
Distributions paid from:
Tax-exempt income	$176,039,882	$184,527,422
Ordinary income	148,795	765,297
Total distributions paid	$176,188,677	$185,292,719

As of February 28, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed tax-exempt income — net	$2,634,918
Deferred capital losses*	(80,772,036)
Other book/tax temporary differences(a)	(1,258,256)
Unrealized appreciation (depreciation)(b)	215,128,965
Total accumulated earnings (losses) — net	$135,733,591

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

10. Recent accounting pronouncement

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

Western Asset Managed Municipals Fund 2019 Annual Report	63

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Managed Municipals Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Managed Municipals Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes and the financial highlights for periods ended February 28, 2019 and for the year ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for periods ended February 28, 2019 and for the year ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 28, 2017 and the financial highlights for each of the periods ended on or prior to February 28, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

April 15, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

64	Western Asset Managed Municipals Fund 2019 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 5-6, 2018, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Managed Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager and Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory

Western Asset Managed Municipals Fund	65

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of

66	Western Asset Managed Municipals Fund

Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as general and insured municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 5- and 10-year periods ended June 30, 2018 was above the median and its performance for the 3-year period ended June 30, 2018 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

Western Asset Managed Municipals Fund	67

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of general and insured municipal debt funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were approximately equivalent to the median. The Board noted that the Fund’s actual total expense ratio was approximately equivalent to the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2020.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an

68	Western Asset Managed Municipals Fund

outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the blended rate of the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had reached the specified asset level at which breakpoints to its Contractual Management Fee would be triggered. In addition, the Board noted that the Fund’s Contractual Management Fee was approximately equivalent to the asset-weighted average of management fees paid by other funds in the same Broadridge investment classification/objective at the range of asset levels relevant to the Fund. The Board also noted that the Fund’s Contractual Management Fee and Actual Management Fee were approximately equivalent to the median of the expense group.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

Western Asset Managed Municipals Fund	69

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Managed Municipals Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Elliott J. Berv

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director, Visual Kinematics, Inc. (since 2018)

Mark T. Finn

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

70	Western Asset Managed Municipals Fund

Independent Trustees† cont’d

Stephen R. Gross*

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	92
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron*

Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	92
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Western Asset Managed Municipals Fund	71

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

R. Richardson Pettit

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

72	Western Asset Managed Municipals Fund

Additional Officers cont’d

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Managed Municipals Fund	73

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

74	Western Asset Managed Municipals Fund

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*

Effective February 6, 2019, Mr. Gross and Ms. Heilbron serve as Trustees on this Board and an additional Board within the Legg Mason fund complex, which is reflected in the “Number of funds in fund complex overseen by Trustee”.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Managed Municipals Fund	75

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2019:

Record date:	Daily	Daily		Daily
Payable date:	March 2018 - September 2018	10/31/2018		November 2018 - February 2019
Tax-exempt interest	100.00%	99.06%		100.00%
Ordinary income	—	0.94	%*	—

The following information is applicable to non-U.S. resident shareholders:

*

All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemptions from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

76	Western Asset Managed Municipals Fund

Western Asset

Managed Municipals Fund

Trustees

Elliot J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC*

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)**

*	Prior to May 2, 2018, known as Western Asset Management Company.
**	Effective June 11, 2018, BNY became custodian.

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Managed Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Managed Municipals Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Managed Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02207 4/19 SR19-3587

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2018 and February 28, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $176,781 in February 28, 2018 and $180,121 in February 28, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $9,707 in February 28, 2018 and $0 in February 28, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $20,140 in February 28, 2018 and $0 in February 28, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in February 28, 2018 and $0 in February 28, 2019

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for February 28, 2018 and February 28, 2019; Tax Fees were 100% and 100% for February 28, 2018 and February 28, 2019; and Other Fees were 100% and 100% for February 28, 2018 and February 28, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $432,645 in February 28, 2018 and $678,000 in February 28, 2019.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
Jane F. Dasher
Mark T. Finn
Stephen R. Gross
Susan M. Heilbron
Susan B. Kerley
R. Richardson Pettit

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 22, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 22, 2019